Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN  FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Patheon Puerto Rico, Inc.

and

Depomed, Inc.

COMMERCIAL MANUFACTURING SERVICES AGREEMENT

THIS COMMERCIAL MANUFACTURING SERVICES AGREEMENT, including all schedules attached hereto (collectively, the “Agreement”) is effective as of June 1, 2011 (the “Effective Date”), by and between Patheon Puerto Rico, Inc. (“Patheon”), a corporation organized under the laws of the Commonwealth of Puerto Rico, having its principal place of business at Villa Blanca Industrial Park, State Road No. 1, Km. 34.8, Jose Garrido Avenue, Caguas, Puerto Rico 00725 and at State Road 670, Km 2.7, State Road 670 Km 2.7, Manatí, Puerto Rico 00674, and Depomed, Inc. (“Depomed”), a corporation organized under the laws of the State of California, having its principal place of business at 1360 O’Brien Drive, Menlo Park, California 94025.  Patheon and Depomed each is referred to herein as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, Patheon is in the business of providing contract manufacturing services to the pharmaceutical industry and desires to provide such services to Depomed;

WHEREAS, Depomed desires to engage Patheon to provide certain of such services; and

WHEREAS, Patheon and Depomed have agreed upon a contract pursuant to which Patheon would provide manufacturing and packaging services for the Product (as hereinafter defined) for Depomed pursuant to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises, which are hereby incorporated as a substantive part of this Agreement, and in consideration of the performance of the mutual covenants and promises herein contained, Patheon and Depomed, intending to be legally bound, agree as follows:

ARTICLE 1 — DEFINITIONS

The following terms not defined elsewhere in this Agreement have the following respective meanings.  Terms defined in plural shall include the singular and vice-versa.

“Act” means the Federal Food, Drug, and Cosmetic Act, together with all regulations promulgated thereunder, including without limitation cGMPs, in each case as amended from time to time.

“Active Pharmaceutical Ingredient” or “API” means the substance having the name of gabapentin.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

“Affiliates” means, with respect to either Party, all corporations or other business entities that, directly or indirectly, are controlled by, control or are under the common control with that Party.  For this purpose, the meaning of the word “control” shall mean having the ability substantially to direct the affairs or management of an entity, including, but not be limited to, ownership of more than fifty percent (50%) of the voting shares or interest of such corporation or other business entity.

“Annual Volume” means that volume of Product to be manufactured in any Year of this Agreement, as set forth in Schedule B.

“API Credit Value” means the value to be attributed to the API for certain purposes of this Agreement, as set forth in Schedule E.

“Applicable Laws” means all laws, statutes, ordinances, regulations, rules, judgments, decrees or orders of any Authority, including, but not limited to, the Act and cGMPs, to the extent applicable to the subject matter of, or the performance by, the Parties of their respective obligations under this Agreement.

“Authority” means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether federal, state, provincial, county or municipal, including, but not limited to, the FDA.

“Batch” means a batch of the Product.

“Batch Records” means the executed manufacturing instructions, batch production records, the executed packaging order, the analytical testing results and any other manufacturing related document, such as deviation or investigation reports.

“Bill-Back Items” means the expenses for all third party supplier fees for the purchase of columns, standards, tooling RFID tags and supporting equipment, and other project specific items necessary for Patheon to perform the Manufacturing Services, and which are not included as Materials or subject to the Capital Expenditure and Equipment Agreement. Bill-Back Items will be charged to Depomed at Patheon’s cost plus a [***] handling fee.

“Business Day” means any day other than a Saturday, Sunday or public holiday in the USA.

“Certificate of Analysis” means documented test results, in written form, executed by an authorized responsible person employed by Patheon, that demonstrate compliance of Product to the Specifications.

“cGMPs” means current and applicable good manufacturing practice requirements established in 21 C.F.R. Parts 210 and 211, as amended from time to time, and other applicable FDA policies, guidelines, and advisory opinions, in effect at the time a Batch of Product is manufactured.

“Conforming” or “Conformity,” with respect to Product, means Product (a) that was manufactured, packaged and labeled in accordance with cGMPs, other Applicable Laws, the Master Batch Record, applicable standard operating procedures of Patheon, the Packaging Instructions, and

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

any other directions or protocols agreed upon by the Parties, in writing (b) for which the associated Lot Documentation Package has been provided to Depomed, along with any other documentation required hereunder to be provided to Depomed by such time, and (c) that, at the time of Delivery, conforms to the Specifications.

“Control” or “Controlled” means, with respect to a Party’s rights to Intellectual Property, that the Party owns or has a license to such Intellectual Property and has the ability to grant to the other Party a license to such Intellectual Property, as provided for herein, without violating the terms of any agreement or other arrangement with any third party existing at the time such Party would be first required hereunder to grant the other Party such license.

“Dedicated Equipment” means the Dedicated Equipment set forth in Exhibit A of the Capital Expenditure and Equipment Agreement attached hereto as Schedule D, as it may be amended from time to time by the Parties, pursuant to its terms.

“Depomed Intellectual Property” means any and all Intellectual Property Controlled by Depomed or its Affiliates that is necessary or useful to perform the Manufacturing Services, or that covers the Product, including but not limited to the composition of matter of the Product and methods of using, manufacturing, and/or administering the Product.

“Deliver” or “Delivery,” with respect to Product, means delivery by Patheon to a common carrier, as provided in Section 2.2.1.

“Equipment” means the Dedicated Equipment and the Non-Dedicated Equipment.

“FDA” means the United States Food and Drug Administration.

“Intellectual Property” means all intellectual property rights, including, without limitation, patents, patent applications, formulae, trademarks, trade names, Inventions, works of authorship, copyrights, industrial designs, and registrations and applications for registration of any of the foregoing.

“Invention” means any information, innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable.

“Latent Defect,” (a) with respect to the Product, means a defect that results in the Product’s being Nonconforming, which was not discoverable, through a commercially reasonable inspection conducted in accordance with Section 5.3 and was not known to Depomed at the time it accepted such Product, and (b) with respect to API, means API that failed, at the time of receipt by Patheon, to conform to the specifications therefor or to, which failure was not discoverable through an inspection of the API in accordance with such specifications and agreed upon test methods and was not known to Patheon at the time it was used to manufacture Product.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

“Lot Documentation Package” has the meaning given in Section 2.1(c)(ii).

“Manufacturing Services” means the process validation, manufacturing, quality control, quality assurance, stability testing, packaging, and related services to be performed under this Agreement with respect to the Product.

“Master Batch Record” or “MBR” means the master batch record most recently upon by the Parties, in writing, that describes how the Product is to be manufactured.

“Materials” means all materials and components, other than API, that are necessary for the manufacture or packaging of Product, including but not limited to excipients and other raw materials, labels and packaging components.

“Maximum Credit Value” means the maximum value of API that may be credited by Patheon under this Agreement as set forth in Section 5.6.5 and Schedule E.

“Minimum Run Quantity” means the minimum number of Batches to be produced during the same cycle of manufacturing as set forth in Schedule B.

“NDA” means the New Drug Application for the Product to be submitted to the FDA by Depomed, including any amendments and supplements thereto.

“Nonconforming,” or “Nonconformity,” with respect to Product, means Product that is not Conforming.

“Non-Dedicated Equipment” means the Non-Dedicated Equipment, as set forth in Exhibit A of the Capital Expenditure and Equipment Agreement as of the Effective Date and at any time during the term of the Agreement pursuant to any amendment of Exhibit A implemented pursuant to Section 6.5.

“Packaging Instructions” means instructions for the packaging of Product agreed upon by the Parties as provided in Section 2.1(f) and Schedule B.

“Patheon Facility” means the Patheon manufacturing facility located at Villa Blanca Industrial Park, State Road No. 1, Km. 34.8, Jose Garrido Avenue, Caguas, Puerto Rico 00725 (the “Caguas Facility”), and at State Road 670, Km 2.7, State Road 670 Km 2.7, Manatí, Puerto Rico 00674 (the “Manati Facility”), or any other facility operated by Patheon and agreed upon by the Parties, pursuant to Section 3.6.

“Patheon Intellectual Property” means any and all Intellectual Property Controlled by Patheon or its Affiliates that is necessary or useful to perform the Manufacturing Services or that otherwise covers the Product, including but not limited to the composition of matter of the Product, or a method of using, manufacturing, or administering the Product.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

“Post-Validation Product” means Product manufactured following Patheon’s validation of its scaled-up manufacturing process, as described in Section 2.1(a).

“Product” means the finished pharmaceutical product known as GRALISE (gabapentin) for PHN, in a formulation and at a dosage, which is the subject of Investigational New Drug application No. 71, 439 and NDA No. 22-544.  For clarity, the Product may be supplied under this Agreement in bulk tablet form or packaged and labeled for use commercially, as samples or as otherwise agreed by the Parties in writing, and in accordance with the applicable Purchase Order.

“Purchase Order” means a numbered, written order for the Product that states the quantity, packaging configuration, and requested delivery date(s) for such Product, and any other facts necessary to ensure the timely and correct manufacture, packaging, labeling, and shipment of the Product so ordered.

“Quality Agreement” means the quality agreement attached hereto as Schedule C.

“Recall” means any (a) action by Depomed, its Affiliates or its authorized licensees or Marketing Partner(s) to recover title to or possession of quantities of the Product sold or shipped to third parties (including, without limitation, any recall, field correction, or voluntary withdrawal of Product from the market); (b) action, request, directive or order by any Authority to detain or destroy, or conduct a recall, field correction, or voluntary withdrawal with respect to any Product or to distribute a “Dear Doctor” letter or its equivalent, regarding use of the Product; or (c) action by Depomed, its Affiliates or licensees to refrain from selling or shipping quantities of the Product to third parties which would have been subject to a recall, field correction, or voluntary withdrawal if sold or shipped.

“Specifications means the specifications for the Product, its packaging and its labeling, including those attached hereto as Schedule A and those added thereto by mutual written agreement of the Parties during the term of this Agreement. Schedule A may be amended from time to time as required and as authorized, in writing, by Depomed.

“Territory” means the USA, each of its territories, districts and possessions and the commonwealth of Puerto Rico.

“Third Party Rights” has the meaning given in Section 8.3.

“USA” means the United States of America.

“Validation Product” means Product manufactured prior to Patheon’s completion of process validation, as described in Section 2.1(a).

“Year” means a calendar year.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

ARTICLE 2 — MANUFACTURING SERVICES AND RESPONSIBILITIES

2.1                               Manufacturing Services.  Patheon will perform the Manufacturing Services for Depomed, at the Patheon Facility.  Such Manufacturing Services shall include the following.

(a)                                  Process Validation.  Patheon  will validate the current Product manufacturing process according to cGMPs,  as agreed upon and detailed in the Process Validation Proposal (Patheon proposal number DPM-CCG1-11-0410-R1 and Depomed Purchase Orders 10927 and 10936).

(b)                                 Product Manufacture.  Patheon will manufacture Product for purposes of supplying Product to Depomed, for commercial and other lawful use in the Territory, in accordance with the terms and conditions herein.  All manufactured Product must meet specifications and criteria as set forth in the process validation protocol.

(c)                                  Quality Control and Quality Assurance.

(i)  Patheon will perform the quality control and quality assurance testing specified in the Quality Agreement.  Batch review and release for shipment to Depomed will be the responsibility of Patheon’s quality assurance group.  (Subject to Patheon’s obligations under this Agreement, Depomed will be responsible for the release of Product to the market.)  Patheon will perform its batch review and release responsibilities in accordance with Patheon’s standard operating procedures, which are subject to Depomed audit review.

(ii)  Each time Patheon releases a Batch, and prior to shipment of the Batch, Patheon shall provide Depomed with the Certificate of Analysis and certificate of compliance for the Batch, including, but not limited, to a statement that the Batch has been manufactured and tested in accordance with cGMPs and Applicable Laws and conforms to the Specifications, and any deviation reports (collectively, the “Lot Documentation Package”).  Patheon shall retain ownership of the (A) Batch Records, including, but not limited to, batch production, lot packaging, equipment set-up control and operating parameters records, data printouts, and raw material data, and (B) laboratory notebooks prepared by Patheon, shall be the exclusive property of Patheon; provided that Patheon hereby grants Depomed a perpetual, fully paid-up, royalty-free, worldwide, irrevocable, unencumbered right and license to use, and to grant to third parties the right to use, the foregoing in connection with the development, manufacture, testing, seeking of regulatory approval, and commercialization of Product.  Notwithstanding anything to the contrary herein, the Parties agree that any and all specific Product related information contained in such documents (the “Product Information”) shall be the sole property of Depomed, subject only to a limited right by Patheon to use the Product Information to provide the Manufacturing Services in accordance with the terms and conditions herein.  To the extent that any rights in the Product Information do not automatically vest in Depomed by the terms of this Agreement, Patheon hereby irrevocably and unconditionally assigns and agrees to

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

assign to Depomed all of Patheon’s rights, title, and interest in and to such Product Information, including any Intellectual Property therein.

(d)                                 Supply of Materials.  Patheon shall supply all Materials, at Patheon’s expense.  Patheon shall purchase the Materials from vendors that have been pre-approved by Depomed, in writing, and shall not change any vendors of packaging components or excipient materials without prior written approval from Depomed.  Patheon shall be responsible for sampling, inspecting, testing and releasing Materials, in accordance with the terms and conditions of this Agreement.

(e)                                  Stability Testing.  Patheon will conduct stability testing of the Product, for separately-charged fees, in accordance with a written scope of work, which is minimally defined in the stability commitment per the applicable NDA to be agreed upon by the Parties at a future date, and which shall be made subject to the terms and conditions of this Agreement.  Patheon will not make any changes to such testing protocols without prior written approval from Depomed.  If a confirmed stability test failure occurs, Patheon will notify Depomed within one (1) Business Day, after which Patheon and Depomed will jointly determine the proceedings and methods to be undertaken to investigate the cause of the failure, including, but not limited to, which Party will bear the cost of the investigation.  Patheon will not be liable for these costs unless it has failed to perform the Manufacturing Services in accordance with cGMPs or other Applicable Laws, or to supply Product that is Conforming.  Patheon will give Depomed all stability test data and results, at Depomed’s request.

(f)                                    Packaging.  Patheon will package the Product as set out in the Specifications.  Depomed will be responsible for the cost of artwork development.  Patheon will determine and imprint the batch numbers and expiration dates for each Batch shipped.  The batch numbers and expiration dates will be affixed on the Product and on each shipping carton of Product, as outlined in the Specifications and as required by cGMPs.  Depomed may, in its sole discretion, make changes to labels, product inserts, and other packaging for the Product.  Depomed will be responsible for submitting such changes to Authorities responsible for the approval of the Product.  Depomed also will be responsible for the cost of labelling obsolescence when changes are made.  Patheon’s name will not appear on the Product or its labeling or packaging, except to the extent (i) required by Applicable Laws or (ii) agreed upon by the Parties, in writing.

(g)                                 Bill Back Items.  Patheon shall obtain Depomed’s written approval before ordering any Bill-Back Item.  Depomed shall reimburse Patheon for the actual cost of Bill-Back Items, plus a [***] handling fee.

(h)                                 Product Rejection for Specification Failure. Internal process specifications will be defined and agreed upon by the Parties, in writing.  If Patheon manufactures Product in accordance with such agreed-upon process specifications, and a Batch or portion of a Batch does not meet the Specifications, Patheon will immediately notify Depomed and Depomed and Patheon shall meet and discuss in good faith to correct apparent Product deficiencies at Patheon’s expense.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(i)                                 Transfer to Manati Facility.  Patheon shall be responsible for the transfer of the Product manufacturing process from the Caguas Facility to the Manati Facility.  Depomed will be responsible for completing all required Product-related regulatory filings. Patheon will manufacture Product at the Caguas Facility until such transfer to the Manati Facility is complete, all regulatory approvals or clearances required to market Product manufactured at the Manati Facility have been obtained, and all of Depomed’s Product requirements will be met by Product manufactured at the Manati Facility. The parties will work in good faith to expedite the transfer process.

Notwithstanding any other provision of this Agreement (or the Capital Expenditure and Equipment Agreement or the Quality Agreement) to the contrary, any and all expenses associated with the transfer contemplated this Section 2.1(i) shall be borne by Patheon.

2.2                               API Supply.

2.2.1                     Timing and Method of Delivery.  At least [***] days before (a) the scheduled production date, in the case of Validation Product, and (b) the start of each calendar month, in the case of Post-Validation Product, Depomed will deliver to the Patheon Facility, DDP (Incoterms 2010), free of charge, API in such quantities as Depomed reasonably believes are sufficient to enable Patheon to manufacture the required quantities of Product.  Each shipment of API shall be accompanied by a certificate of analysis from the API manufacturer confirming the identity, purity, and compliance with specifications covering such API that have been approved by Depomed, in writing.  Patheon shall verify the quantity of each batch of API received and will release the batch based on tests of conformance detailed in the specifications for the API.

2.2.2                     Failure of Timely Delivery.

(a)  If the API required for Product manufacture is not received within the applicable time-period provided in section 2.2.1, Patheon may delay the shipment of such Product as necessary as a result of the delay, such delay not to exceed the number of days of the delay in receipt of the API, and if Patheon is unable to manufacture the Product in time to meet such revised shipment date, due to prior third-party production commitments, Patheon may further delay such shipment for a period of time sufficient to enable Patheon to fulfill such prior third-party commitments, and the Parties shall agree, in writing, on a revised shipment date.

(b)  The failure of Depomed to supply API shall not give rise to a right to terminate this Agreement or to any cause of action by Patheon, but shall stand as sufficient justification of Patheon’s inability to Deliver Product, as set forth in Section 2.2.1., without any further consequences to Patheon, to the extent such inability to Deliver is a direct result of such failure to supply API by Depomed.

2.2.3                     Patheon’s Responsibility for API; Title.  API received from Depomed will be held by Patheon, on behalf of Depomed.  Title to the API, all work in progress to manufacture the Product, and all Product in possession or under the control or responsibility of Patheon, shall at all times remain in Depomed and, to the extent such rights do not automatically vest in Depomed by the nature of this Agreement, Patheon hereby assigns to Depomed all such rights; provided, however,  Patheon shall be liable for any loss or damage caused directly or indirectly by Patheon due to Patheon’s negligence,

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

willful misconduct, or breach of this Agreement subject to Section 8.2 and to Section 5.6 in the case of API.

Except as set forth in Section 5.6, Patheon shall use the API only to perform Manufacturing Services and for no other purpose.

ARTICLE 3 — FORECASTS AND ORDERS FOR PRODUCT

3.1                               [***] Month Forecasts.

3.1.1                     Initial Forecast.  Within one (1) month after the Effective Date, Depomed will give Patheon a non-binding, initial, [***] forecast of the quantity of Product (i.e., the number of tablets and, where applicable, bottles in which they will be contained) that Depomed expects to order during the following [***].  Such initial forecast will be updated by Depomed (i) on or before the date on which Depomed files the NDA and (ii) within [***] prior to the expected grant of approval of the NDA by the FDA.

3.1.2                     Rolling Monthly Forecast.  Contemporaneously with the first delivery of a Purchase Order under Section 3.4, Depomed will give Patheon a non-binding, [***] rolling forecast of the quantity of Product that Depomed expects to order during the following [***] (the “Forecast”).  The Forecast will be updated by Depomed on or before the fifteenth day of each month thereafter, so that it covers each subsequent [***] time-period.  Depomed will update the Forecast on a more frequent basis if it determines that the quantity of Product it will require in the following months has changed by more than [***] from that provided in most recently updated Forecast.

3.2                               [***] Year Forecast.  On or before the [***] during the term of this Agreement, Depomed will give Patheon a written, non-binding [***] forecast of the quantity of Product that Depomed expects to order during such [***].

3.3                               Firm Orders.

3.3.1                     For First Shipment of Post-Validation Product.

(a)  Except as otherwise contemplated by Section 3.3(d), at least [***] before the anticipated start of manufacture of Post-Validation Product, Depomed will update the Forecast for the first [***] of such Post-Validation Product manufacture.  Subject to subsection (b), below, the [***] of such updated Forecast will constitute a firm order (the “First Firm Order”) by Depomed to purchase and by Patheon to manufacture and Deliver the quantity of Product that is the subject of the First Firm Order, in accordance with the terms and conditions herein.  Notwithstanding the foregoing provisions of this Section 3.3(a), Product subject to Depomed purchase orders [***] lots of Gralise ™ 300mg and [***] lots of Gralise ™ 600mg will be delivered not later than [***] for bulk product and [***] for Bottled Product and [***] lot of Gralise ™ 300mg and [***] lots of Gralise ™ 600mg will be Delivered not later than [***].

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b) If the manufacturing has not started Depomed may cancel any or all of the First Firm Order upon delivery of notice of cancellation to Patheon, (i) at no cost to Depomed, if such notice is delivered not later than [*** ] before the scheduled delivery date of the Product covered by the First Firm Order, or (ii) at a cost of [***] per cancelled Batch, if such notice is delivered not later than [***], but less than [***] before such scheduled delivery date.  The Parties agree that such payment will be considered liquidated damages for Patheon’s loss of manufacturing and will not be considered a penalty.  If Depomed so cancels any part of the First Firm Order, the Forecast (and the First Firm Order) will be adjusted accordingly, at such time.

(c) Firm Orders Thereafter.  After the Initial Manufacturing Month, on a rolling basis during the term of this Agreement, and on or before the [***] day of each month, Depomed will issue an updated [***] forecast that starts with the next calendar month.  The first [***]  of that updated forecast will constitute a firm written order in the form of a purchase order or otherwise (“Firm Order”) by Depomed to purchase and, when accepted by Patheon, for Patheon to manufacture and deliver the agreed quantity of the Products on a date not less than  [***] following the date that the Firm Order is submitted.

3.3.2                     For Subsequent Shipments.  Upon Delivery of Product pursuant to the First Firm Order and thereafter, Patheon will use commercially reasonable efforts to supply Depomed up to [***] of the total quantity of Product forecasted for such [***] period (the “Maximum Firm Order”).

3.4                               Purchase Orders.

3.4.1                     For Validation Product.  Depomed has already submitted Purchase Order(s) for Validation Product.  Patheon shall  Deliver all such Validation Product so ordered by Depomed within the time frames requested in such Purchase Orders, in accordance with the terms and conditions of this Agreement.

3.4.2                     For Post-Validation Commercial Product.

(a)  Except as set forth in Section 3.3 with respect to the First Firm Order, Depomed will provide Patheon with each Purchase Order for Post-Validation Product not less than [***] prior to the delivery date requested in such Purchase Order.  Patheon shall supply all quantities of Product covered by such the Purchase Order and will use commercially reasonable efforts to supply any amounts of Product ordered in excess of the Firm Order.  Within [***] days after receipt of each such Purchase Order, Patheon shall provide Depomed with written confirmation of the Purchase Order and shall notify Depomed of Patheon’s requirements for API to manufacture and package the Product to be supplied pursuant to such Purchase Order.  In addition, Patheon shall notify Depomed of the corresponding needs for API for each month of the Firm Orders.

3.5                               Reliance by Patheon.

3.5.1                     Depomed understands and acknowledges that Patheon will rely on the Maximum Firm Orders and Forecasts in ordering Materials sufficient to meet the Purchase Orders.  In addition, Depomed understands that, to ensure an orderly supply of the Materials, Patheon may want to purchase the Materials in sufficient volumes to meet the production requirements for Product during the ensuing

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

[***] of the Forecast or to meet the production requirements of any longer period agreed to by Patheon and Depomed, in writing.  Accordingly, Depomed authorizes Patheon to purchase Materials sufficient for it to supply all Product forecasted for the [***] of the most recent Forecast given by Depomed under Section 3.1.  Patheon may make other purchases of Materials to meet anticipated manufacturing requirements, based on forecasts for longer periods, if agreed to in writing by the Parties.   Depomed has authorized Patheon to order Materials for any launch quantities of Product requested by Depomed.  If Materials ordered by Patheon to meet Depomed’s Purchase Orders issued in accordance with Section 3.4.2 or as permitted under this Section 3.5.1 are not included in Product manufactured prior to their expiration dates through no fault of Patheon, then Depomed will pay to Patheon all costs incurred by Patheon for the purchase and handling of such Materials.  Patheon shall promptly notify Depomed of the identity of any Materials that have been purchased in accordance with this Section 3.5 and that have expired or become obsolete, and any costs to be charged to Depomed therefor, in accordance with this Section 3.5.  Reimbursement of such costs by Depomed shall be due, where applicable, within [***] after its receipt of Patheon’s reconciliation report and calculation of such costs prepared in accordance with Section 5.6.  Patheon shall provide pricing information sufficient to show the costs of such Materials, where reimbursement is requested by Patheon.

3.5.2                     If Depomed fails to take possession or to arrange for the delivery or destruction of any (a) Materials for which Depomed has paid Patheon’s costs pursuant to Section 3.5.1 or (b) Product, within [***] after such payment for Materials or manufacture of such Product, then, upon at least [***] written notice to Depomed, (i) Patheon will destroy such Materials and will charge Depomed for its reasonable costs of such destruction, and (ii) Depomed will pay Patheon [***] per pallet for Product that does not contain controlled substances or require refrigeration or [***] per pallet for Product that contains controlled substances or requires refrigeration, per month thereafter, for storing such Product.  Patheon may ship Product held by it longer than [***] to Depomed, at Depomed’s reasonable expense, on [***] written notice to Depomed.

3.6                               Second Source.  The Parties acknowledge that Depomed may obtain Product from one or more third parties during the term of this Agreement and that Depomed shall be entitled, at any time, in its discretion, to qualify a second source for manufacturing Product. Depomed shall give Patheon notice at the time of initiation of qualification of a Second source. If Depomed appoints a third party as a second-source-supplier of Product, (a) Patheon shall, at Depomed’s expense, provide reasonable assistance to enable the establishment of such second source, including without limitation, providing any and all documents necessary or useful in connection therewith to Depomed, and (b) [***].  Notwithstanding the foregoing, Patheon shall notify Depomed promptly upon determining that it will not, for any reason, Deliver in any [***] period, Conforming Product in quantities of at least [***] of the quantities of Product ordered by Depomed during such [***] period in accordance with Section 3.4, and, in addition to any other rights Depomed may have, if Patheon so notifies Depomed, or if Patheon otherwise fails to Deliver such quantities of Product in such [***] period, the requirement that [***], as provided in the preceding sentence shall not apply.

ARTICLE 4 — PRODUCT DELIVERY

4.1                               Shipment Authorization.  Depomed will determine when Product released by Patheon will be shipped, following its review of the relevant Lot Documentation Package provided in accordance with

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Section 2.1(c)(ii).  Patheon shall not Deliver the Product until Depomed has authorized its Delivery, in writing.

4.2                               Manner of Delivery.  Promptly upon receipt of Depomed’s authorization for the Delivery of Product, in accordance with Section 4.1, Patheon shall have the Product shipped to Depomed or its designee, as indicated on the relevant Purchase Order, FCA (Incoterms 2010), the Patheon Facility, unless the Parties have agreed otherwise, in writing.  Patheon will, in accordance with Depomed’s instructions and as agent for Depomed, (a) arrange for shipping to be paid by Depomed and (b) at Depomed’s expense, obtain any official authorization necessary to export the Product for Delivery.  Depomed will arrange for insurance and will select the freight carrier used by Patheon to ship the Product and may monitor Patheon’s shipping and freight practices as they pertain to this Agreement.  Product will be transported in accordance with Depomed’s written shipping instructions.

ARTICLE 5— QUALITY

5.1                               Quality Control.  Patheon shall ensure that all Product supplied to Depomed is Conforming and that Depomed timely receives all documentation required hereunder in connection therewith.  In addition, Patheon and Depomed shall comply with their respective obligations under the Quality Agreement.

5.2                               Deviations.  Patheon will diligently track all deviations associated with the Product.  Patheon shall be responsible for investigating, resolving, and documenting deviations from Batch Records, cGMPs and Specifications and reporting such matters to Depomed promptly and regularly.  Patheon will notify Depomed of any Significant Deviations (as defined below) within [***] of occurrence, according to standard operating procedures pre-approved in writing by Depomed.  Patheon shall ensure that appropriate investigations are conducted in accordance with such standard operating procedures.  Patheon shall provide quality assurance approval for all investigations and corrective and preventive action plans, all of which shall be shared in advance with Depomed and shall be subject to the written approval of Depomed, which shall not be unreasonably withheld.  For purposes of this Agreement “Significant Deviation” means any deviation that (a) has an immediate or probable wide-ranging impact on a cGMP product, process or system in any facility where activities are conducted pursuant to this Agreement, (b) could result in significant Product safety or efficacy risk (e.g., sterility failure or data integrity issues), (c) would require notification to an Authority, or (d) would otherwise be considered by a reasonable quality assurance professional to be significant.

5.3                               Product Rejection.

5.3.1  Timing and Notice.

(a)  Except with respect to Product with a Latent Defect, Depomed shall have (i) [***] from the date on which Depomed or its designee received a Batch or (ii) [***] from the date on which Depomed received the complete Lot Documentation Package for such Batch, whichever is earlier, to reject all or part of such Batch because it is Nonconforming.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b)  Depomed shall have [***] following the date of discovery of a Latent Defect in the Product to reject such Product, provided, however, that Depomed may not reject any Product or make a claim that it is Nonconforming more than [***] after the Product’s expiration date.

(c)  A Product rejection shall be made effective by Depomed or its designee giving Patheon a written notice (a “Deficiency Notice”), within the time period permitted under Section 5.3.1(a) or (b), as applicable, which specifies the manner in which the Product is Nonconforming.  Should Depomed or its designee fail to provide Patheon with a Deficiency Notice for Product within the applicable time period, such Product shall be deemed to have been accepted.

5.3.2  Defect Due to API.  If any rejected Product failed, at the time of Delivery, to meet the Specifications, due to a Latent Defect in the API used to manufacture it, Patheon shall be entitled to the Production Fees for such Product and the costs of any tests reasonably employed by Patheon to determine the defect in the API.

5.3.3  Remediation of Rejected Product.  Upon rejection of any Batch, Depomed or its designee may require, at its option, rework in accordance with procedures spelled out in the NDA, destruction, or replacement of the Batch.  Costs associated with such rework, destruction or replacement shall be borne by Patheon, if the Batch was Nonconforming.

5.3.4  Payment Adjustments.  If Depomed rejects Product pursuant to Section 5.3.1 before the date on which payment therefor is due pursuant to Sections 6.1 and 6.2, Depomed may withhold payment for that Product. If Depomed timely rejects Nonconforming Product after payment therefor has been made, Depomed shall be entitled to recoup all costs incurred in connection therewith, including the amount paid to Patheon therefor, as well as all associated shipping costs borne by Depomed within [***] of rejection. Such recoupment shall be made, at Depomed’s election: (a) by Patheon’s issuing a prompt refund or (b) by Depomed’s offsetting such amount against the payment of future invoices for Product.  Payments for all Product that Depomed rejects but that is later agreed or determined pursuant to Section 5.4 to be Conforming shall be paid to Patheon within [***] following the later of the date on which such determination is made or, if applicable, the date such determination is relayed to Depomed.

5.4                               Disputes Regarding Conformity.  If Patheon and Depomed fail to agree on whether any rejected Product is Nonconforming, upon request by either Party, samples of such Product and any relevant documentation shall be submitted to an independent testing laboratory that is compliant with FDA regulations and guidelines, or, if the dispute relates to another item of compliance with the Specifications, an independent expert of recognized repute within the United States pharmaceutical industry, as applicable (the “Laboratory”), agreed upon by the Parties, in writing (such agreement not to be unreasonably withheld or delayed by either Party).  The determination of the Laboratory shall be final and binding upon the Parties.  The fees and expenses of the Laboratory shall be paid by the Party against which the determination is made.  Patheon shall not destroy any rejected Product as to which there exists a dispute, until such dispute has been resolved.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

5.5                               Access to the Patheon Facility by Depomed Representatives.  Upon reasonable advance notice, Patheon shall permit Depomed representatives to enter the Patheon Facility during regular business hours for the purpose of making quality control inspections of (a) the facilities used in the manufacture of Product and (b) the Equipment, during the period it is used in connection therewith.  Any such Depomed representatives shall be advised of the confidentiality obligations of Article 7 and shall follow such security and facility access procedures as are reasonably designated by Patheon in advance of such inspections.  Patheon may require that, at all times at the Patheon Facility, Depomed representative be accompanied by a Patheon representative and that Depomed representatives not enter areas of the facility used in production of the Product at times other than when production is occurring, to ensure the protection of Patheon’s or a third party’s confidential information.

5.6                               API Yield Calculation.

5.6.1                     Monthly Reporting.  Patheon shall provide Depomed with a monthly inventory report, within [***] Business Days after the end of each month, of the API held by Patheon, which shall be substantially in the form of the inventory report form annexed hereto as Schedule F.  The report shall contain the following information for such month:

“Quantity Received,” which shall mean the total quantity of API in Patheon’s possession that complies with the specifications for the API when received at the Patheon Facility.

“Quantity Dispensed,” which shall mean the total quantity of API dispensed at the Patheon Facility during the applicable month.  The Quantity Dispensed is calculated by adding the Quantity Received to the existing inventory of API that complied with the specifications for API upon receipt by Patheon and is held at the beginning of the applicable month, less the inventory of API that is held by Patheon at the end of such month.  The Quantity Dispensed shall only include API received and dispensed in connection with the manufacture of Product and shall not include any API (a) that must be retained by Patheon as samples, pursuant to this Agreement, the Quality Agreement or Applicable Laws, (b) contained in Product that must be retained as samples pursuant to this Agreement, the Quality Agreement or Applicable Laws, (c) used in connection with testing, by or on behalf of Patheon or Depomed, in the performance of this Agreement or the Quality Agreement (if applicable) and (d) dispensed at Depomed’s request in connection with technical transfer activities or development activities during the applicable period, including, without limitation, any regulatory, stability, validation or test batches manufactured during the applicable period and required in the performance of this Agreement, the Quality Agreement or pursuant to Applicable Laws.

“Quantity Converted,” which shall mean the total quantity of API contained in Product produced with the Quantity Dispensed and delivered to Depomed, other than Product that was rejected, recalled or returned in accordance with Section 5.3, as a result of a failure by Patheon to provide Manufacturing Services and/or Product in accordance with this Agreement or the Quality Agreement.

5.6.2                     Annual Reconciliation Reports.  Within [***] after the end of each Year, Patheon shall prepare a report of the annual reconciliation of API, in accordance with the reconciliation report form

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

annexed hereto as Schedule G, including the calculation of the “Actual Annual Yield” or “AAY” of Product from API during the Year.  AAY is the percentage of the Quantity Dispensed that was converted to Product delivered and is calculated as follows:

Quantity Converted during the Year	x	100%
Quantity Dispensed during the Year

5.6.3                     Shortfall Calculation.  If the Actual Annual Yield falls below [***] (the “Target Yield”) in a Year, then the shortfall for such Year (the “Shortfall”) shall be determined based on the following calculation:

[Target Yield — AAY] * API Credit Value * Quantity Dispensed (in kilograms)

The Shortfall shall be disclosed by Patheon on a reconciliation report prepared in the form annexed hereto as Schedule G.

5.6.4                     Credit to Depomed for Shortfalls.  If there is a Shortfall for a Product, then Patheon shall credit Depomed’s account for the amount of any such Shortfall not later than [***] after the end of the Year in which the Shortfall occurred.  Each credit under this Section shall be summarized on the reconciliation report prepared in the form annexed hereto as Schedule G and shall be made in accordance with Section 5.6.3.  Upon expiration or termination of this Agreement any remaining credit amount owing under this Section shall be reimbursed to Depomed by payment thereof to Depomed.

5.6.5                     Maximum Credit.  Patheon’s liability for API calculated in accordance with this Section 5.6 for any Product in a Year shall not exceed, in the aggregate, the Maximum Credit Value set forth in Schedule E.

ARTICLE 6 — PRODUCTION FEES AND PAYMENT

6.1                               Production Fees.  Depomed shall pay Patheon for manufacturing Product, in accordance with the tiered Production Fees for the Product for the first Year as listed in Schedule B (“Production Fees”), subject to any adjustments made pursuant to Sections 6.3 and 6.4 or as otherwise agreed to by the Parties, in writing.  The costs of [***] are included in such Production Fees.  The costs of [***] are not included and shall be established in a separate agreement between the Parties.

6.2                               Invoices.

6.2.1  For Delivered Product.  Patheon shall invoice Depomed for the Production Fees on or after the date on which Patheon has delivered the subject Product, pursuant to Article 4, and, except for disputed amounts, Depomed will pay all invoices within [***] days of the date of the invoice.  Interest on past due, undisputed amounts will accrue from the date due until the date as payment is made, at a rate equal to the prime rate, as reported by Citibank, New York, New York, on the date such payment was due to be paid; provided, however, that in no event shall such rate exceed the maximum legal

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

annual interest rate.  If Depomed disagrees for any reason with the amount of any invoice submitted by Patheon, Depomed shall notify Patheon of such disagreement within [***] days after receipt of such invoice, and the Parties shall promptly attempt to resolve the difference.  Any portion of such invoiced amount that is not in dispute shall be paid within [***] days of the date of the invoice.

6.2.2  For Product Ordered But Not Shipped.  In the event that any Product manufactured in accordance with Depomed’s orders cannot be recommended for release by Patheon for a period of [***] days following completion of manufacturing, and such delay arises from cause(s) which have been established to be other than the negligence or willful misconduct of Patheon, or Patheon’s failure to fully comply with the manufacturing protocols, cGMPs or the terms of this Agreement, Patheon may, upon the expiration of such [***] day period, invoice Depomed for the applicable Production Fees, and such invoice shall be due according to Section 6.2.1.

6.3                               Price Adjustments.  After the first Year of the Agreement, Patheon may adjust the Production Fees, [***] as follows:

6.3.1                     Manufacturing Costs.  Patheon may adjust the Production Fees for inflation, based upon the preliminary number for any increase in the Producer Price Index for Pharmaceutical Preparation Manufacturing (pcu325412325412) published by the United States Department of Labor, Bureau of Labor Statistics in August of the preceding Year, compared to the final number for the same month of the Year prior to that, unless the Parties otherwise agree in writing.  On or about [***] of each Year, Patheon will give Depomed a statement setting forth the calculation for the inflation adjustment to be applied in calculating the Production Fees for the next Year.

6.3.2                     Materials Costs.  If Patheon incurs an increase in Materials costs during a Year, it may increase the Production Fees for the next Year to the extent necessary to pass through the additional Materials costs; provided that, prior to November 1st of the Year in which Patheon’s Materials costs increased, Patheon notifies Depomed thereof and gives Depomed information about the increase in its Materials costs which will be applied to the calculation of the Production Fees for the next Year sufficient to reasonably demonstrate that the increase is justified.  Any information provided by Patheon to Depomed pursuant to this Section 6.3.2 that is subject to obligations of confidentiality between Patheon and its suppliers shall be deemed Confidential Information of Patheon, and subject to the provisions of Article 7.

6.3.3                     Pricing Basis.  Depomed acknowledges that the Production Fees in any Year are quoted based upon the Minimum Run Quantity and the price tiers specified in Schedule B.  If at any time during the term of this Agreement Depomed does not order the specified Minimum Run Quantity changes or the minimum Annual Volume in the lowest tier in a given Year, then Patheon shall be entitled to request an adjustment to the Production Fees with respect to the Product to reflect the increased costs that Patheon will incur as a result of the reduced volumes, and such adjustment shall be effective upon Depomed’s written consent.  To the extent that the Production Fee has been previously adjusted pursuant to this Section 6.3.3 to reflect reduced volumes, the adjustment provided for shall operate based on the fees attributed to such Product at the time the last of such adjustments were made, including any other applicable price adjustments in accordance with this Article 6.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6.4                               Extraordinary Increases in Cost of Materials.  If, at any time, market conditions result in Patheon’s cost of Materials being materially greater than normally forecasted increases, then Patheon will be entitled to an adjustment to the Production Fees for any affected Product to compensate it for the increased Materials costs.  Changes materially greater than normally forecasted increases will have occurred if (a) the cost of a Material increases by [***] of the cost for that Material upon which the most recent fee quote was based (b) the aggregate cost of all Materials required to manufacture Product increases by [***] of the aggregate cost of all Materials required to manufacture Product upon which the most recent fee quote was based.  If Materials costs have been previously adjusted to reflect an increase in the cost of one or more Materials, the adjustments set out in (a) and (b), above will operate based on the last cost adjustment for the Materials.

Production Fees revised under this Section 6.4 shall be effective for any Product delivered on or after the first day of the month following Depomed’s receipt of the revised Schedule B, in accordance with Section 6.6.

6.5                               Adjustments Due to Technical Changes. Depomed will inform Patheon in writing of any changes required to the Specifications.  Amendments to the Specifications or the Quality Agreement requested by either party will only be implemented following a technical and cost review by Patheon and are subject to Depomed and Patheon reaching agreement on Production Fees changes required because of the amendment.  Amendments to the Specifications or Quality Agreement, or any change of the Patheon Facility (including without limitation the location thereof) requested by Patheon will only be implemented following the written approval of Depomed, such approval not to be unreasonably withheld.  Any change in the manufacturing process by Patheon (such as changes in Materials testing, quality controls, equipment, facilities, or manufacture and/or packaging methods) shall be subject to Depomed’s prior written approval.  If Depomed accepts a proposed Production Fees change, the proposed change in the Specifications will be implemented, and the Production Fees change will become effective only for those orders of Product manufactured under the revised Specifications.  In addition, Depomed agrees to purchase, at Patheon’s cost (including all costs incurred by Patheon for the purchase and handling of the Inventory), all Inventory to be used for manufacturing Product under the formerly applicable Specifications and purchased or maintained by Patheon in order to fill Purchase Orders or under Section 3.4 if the Inventory can no longer be used under the revised Specification.  Open orders for Materials no longer required under any revised Specifications that were placed by Patheon with suppliers in order to fill Purchase Orders or under Section 3.4 will be cancelled where possible, and if the orders may not be cancelled without penalty, will be assigned to and satisfied by Depomed.

6.6                               Notices of Adjustment.  For a Production Fees adjustment under Sections 6.3, 6.4, and/or 6.5, Patheon will deliver to Depomed a revised Schedule B and budgetary pricing information, adjusted Materials costs or other documents reasonably sufficient to demonstrate that a Production Fees adjustment is justified. Any information provided by Patheon to Depomed pursuant to this Section 6.6 that is subject to obligations of confidentiality between Patheon and its suppliers shall be deemed Confidential Information of Patheon, and subject to the provisions of Article 7.  Notwithstanding Sections 6.3, 6.4, and/or 6.5, Patheon shall use commercially reasonable efforts to minimize or avoid, where possible, any increases in the Production Fees.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

6.7                               Currency; Taxes.  Unless otherwise indicated, all monetary amounts are expressed in this Agreement in the lawful currency of the USA.  Patheon shall be responsible for and shall pay any applicable sales, use, excise or similar taxes, including value added taxes and customs duties due on the importation of Product and arising from purchases made by Depomed under this Agreement.

ARTICLE 7 — CONFIDENTIAL INFORMATION

7.1                               Confidentiality.  Any information or data (a) disclosed by or on behalf of one Party to the other Party regarding such Party’s formulations, plans, programs, plants, process, technical materials, products, production requirements, standard specifications, costs, equipment, operations, procedures, instructions or customers, or (b) generated by Patheon for Depomed pursuant to this Agreement, is collectedly referred to as “Confidential Information.”).  Confidential Information described in subsection (a) shall be the sole property of the disclosing Party.  Confidential Information described in subsection (b) shall be the sole property of Depomed.  Each Party shall treat the other Party’s Confidential Information in the same protective manner as it treats its own Confidential Information, but in no event with less than reasonable care.  Except as provided herein, during the term of this Agreement and, for information not considered a trade secret under Applicable Law, for a period of five (5) years thereafter or, for information considered a trade secret under Applicable Law, for so long as such information is considered a trade secret under Applicable Law, neither Party shall use, disclose to others, or permit its employees or agents to use or disclose to others, the other Party’s Confidential Information.  For the avoidance of doubt, manufacturing processes, analytical methods used in the manufacture of Product, and test results shall be the Confidential Information of Depomed.

7.2                               Exclusions.  Section 7.1 shall not prevent either Party from using or disclosing to others information described in Section 7.1(a):

(a)                                  that is known to the receiving Party at the time it is disclosed by or obtained from the disclosing Party, which knowledge can be established by competent evidence;

(b)                                 that is in the public domain at the time of disclosure hereunder, or through no fault of the receiving Party becomes available to the public;

(c)                                  that lawfully becomes available to the receiving Party from a source other than the disclosing Party with the legal right to disclose it;

(d)                                 that a Party can prove, by written records made prior to the date of disclosure hereunder, was independently developed by persons not engaged in activities hereunder and without regard to any information described in Section 7.1(a) conveyed hereunder or arising in connection herewith;

(e)                                  that is required by Applicable Laws, court order or a order of a judicial or administrative agency of competent jurisdiction to be disclosed, after maximum practicable notice by the receiving Party to the disclosing Party, provided that in each case the receiving Party shall use its best efforts to limit such disclosure and maintain the confidentiality of such information to the extent reasonably possible;

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(f)                                    to its Affiliates, potential or actual investment bankers, investors, lenders, or acquirers, and, solely as to Depomed, its potential or actual collaborators and/or licensees; provided, however, that the receiving Party shall remain responsible for any failure by any of the foregoing recipients of Confidential Information pursuant to this Section 7.2(f), to treat such Confidential Information as required under this Article 7.

7.3                               Obligations Upon Termination.  Upon termination of this Agreement, if requested, a Party shall deliver to the other Party all notes, drawings, blueprints, manuals, letters, notebooks, reports and other materials in its possession or under its control, that contain or constitute Confidential Information of the other Party, including all copies thereof, except that (a) one copy may be maintained by the non-owning Party, in the files of its counsel, for the sole purpose of ensuring compliance with the continuing confidentiality obligations under this Agreement, and (b) Patheon may keep copies of those records described in Section 7.1(b) to the extent and for the time period that they are required to be kept pursuant to Applicable Laws.

7.4                               Access Restriction.  Each Party shall restrict access to the other Party’s Confidential Information to as few as practicable of its employees and agents, each of whom shall be directly connected with the performance or receipt of the services or Product hereunder.

7.5                               Equitable Relief.  Each Party acknowledges and agrees that disclosure, distribution, use or any other handling of the other Party’s Confidential Information contrary to the terms of this Agreement may cause irreparable harm to the owner, for which damages at law may not provide an adequate remedy.  The Parties agree that the provisions of this Article 7 may be specifically enforced, in addition to any and all other remedies available at law or in equity.

ARTICLE 8 — LIMITATION OF LIABILITY; INDEMNIFICATION; INSURANCE

8.1                               Consequential Damages.  EXCEPT AS SET FORTH IN THIS SECTION 8.1, UNDER NO CIRCUMSTANCES WHATSOEVER WILL EITHER PARTY BE LIABLE, UNDER THIS AGREEMENT, TO THE OTHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY, OR OTHERWISE FOR (A) ANY (DIRECT OR INDIRECT) LOSS OF PROFITS, OF PRODUCTION, OF ANTICIPATED SAVINGS, OF BUSINESS, OR GOODWILL OR (B) ANY OTHER LIABILITY, DAMAGE, COSTS, OR EXPENSE OF ANY KIND INCURRED BY THE OTHER PARTY OF AN INDIRECT OR CONSEQUENTIAL NATURE, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF THESE DAMAGES.

8.2                               Limitations of Liability.

8.2.1                        For API.  Except as expressly set forth in Section 5.6, under no circumstances will Patheon be responsible for any loss or damage to API.  Patheon’s maximum responsibility for loss or damage to API will not exceed the Maximum Credit Value set forth in Schedule E

8.2.2                        Patheon’s Maximum Liability. Excluding any liability arising under Section 8.3, Patheon’s maximum liability to Depomed in any Year, under this Agreement, for any reason whatsoever will not exceed [***] of revenues up to a cap of [***].

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

8.3                               Indemnification by Patheon.  Patheon agrees to defend, indemnify, and hold Depomed, its officers, employees, and agents (collectively, the “Depomed Indemnitees”) harmless against any and all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties (other than Affiliates) (collectively, “Losses”) resulting from, or relating to any claim of infringement or alleged infringement of any Intellectual Property, including but not limited to patent rights of any third party (“Third Party Rights”) as a result of the conduct of the Manufacturing Services (except for claims directly related to the API or any Depomed-owned technology transferred by Depomed to Patheon pursuant to this Agreement) or any claim of personal injury or property damage, to the extent that the injury or damage is the result of (a) a failure by Patheon to provide Conforming Product, or (b) any other breach of this Agreement by Patheon, including, without limitation, any representation or warranty contained herein, except to the extent that the injury or damage is due to the gross negligence or wilful misconduct of any Depomed Indemnitee or a breach of this Agreement by Depomed.

8.4                               Indemnification by Depomed.  Depomed agrees to defend, indemnify, and hold Patheon, its officers, employees, and agents (collectively, the “Patheon Indemnitees”) harmless against any and all Losses resulting from, or relating to any claim of infringement or alleged infringement of any Third Party Rights relating to the API or any Depomed-owned technology transferred by Depomed to Patheon pursuant to this Agreement, or any claim of personal injury or property damage, to the extent that the injury or damage is the result of a breach of this Agreement by Depomed, including, without limitation, any representation or warranty contained herein, except to the extent that the Loss is due to the gross negligence or wilful misconduct of any Patheon Indemnitee.

8.5                               Indemnification Procedures.  If a Party learns of any Loss for which it could seek indemnity under this Article 8, such party shall: (a) promptly notify the other Party of the Loss and of whether such indemnity is sought; (b) use commercially reasonable efforts to mitigate the effects of the Loss; (c) reasonably cooperate with the indemnifying Party in the defense of the Loss.

8.6                               Insurance.  During the term of this Agreement, each Party shall maintain adequate product liability insurance.  During the term of this Agreement, Patheon and Depomed shall each maintain comprehensive general liability insurance, including product liability.  At the time of first commercial sale of Product manufactured pursuant to this Agreement, the insurance afforded by the Parties shall be primary insurance with minimum limits of [***] per occurrence and an annual aggregate amount of [***].  Such insurance shall not be cancelled or modified without providing the other Party at least thirty (30) days prior written notice.  If requested each Party will provide the other with a certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date and the limits of liability.  If a Party is unable to maintain the insurance policies required under this Agreement through no fault on the part of such Party, then such Party shall forthwith notify the other Party in writing and the Parties shall in good faith negotiate appropriate amendments to the insurance provision of this Agreement in order to provide adequate assurances.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

ARTICLE 9 — RECALLS AND PRODUCT CLAIMS

9.1                               Recalls.  In the event of a Recall, each of the Parties hereby agrees to cooperate to take all appropriate corrective actions, including without limitation providing to the other Party copies of all relevant correspondence, notices, and similar documentation.  Each Party shall notify the other Party if such Party (a) determines that an event, incident, or circumstance has occurred which may result in the need for a Recall of the Product or (b) becomes aware that an Authority is threatening or has initiated an action to remove the Product from the market or to require the distribution of a “Dear Doctor” letter, or its equivalent, regarding use of the Product.  Depomed, its Affiliate or licensee, as applicable, shall be responsible for conducting any Recall of the Product, whether voluntary or involuntary, or taking such other remedial action required by Applicable Laws or agreed to by the Parties.  At the request of Depomed, its Affiliate or licensee, as applicable, Patheon shall assist with respect to any such Recall or remedial action, and will provide to Depomed or a Depomed-authorized requestor all information requested, in connection with Patheon’s or its Affiliates’ dealings with Authorities in connection with such Recall.

9.2                               Recall Coordination.  All coordination of any Recall involving Product shall be handled by Depomed, its Affiliate or licensee, as applicable, but Patheon shall reasonably cooperate with such Party in accomplishing any of the foregoing actions.

9.3                               Recall Records.  Each of the Parties shall maintain complete and accurate Recall records of all the Product sold by it for such periods as may be required by Applicable Law, but in no event less than three (3) years after the date of the Recall.  Each Party shall promptly notify the other by telephone, with a written confirmation within 24 hours, of any information which might affect the marketability, safety or effectiveness of the Product and/or which might result in the Recall or seizure of the Product.  Upon receiving any such notice or upon any such discovery, each Party shall cease and desist from further shipments of such Product in its possession or control until a decision has been made whether a Recall or some other corrective action is necessary.  The decision to initiate a Recall or to take other corrective action, if any, shall be made and implemented solely by Depomed.

9.4                               Disputes Regarding the Conformity of Recalled Product.  Any disputes, as between Patheon and Depomed, with respect to the quality of the Product shall be handled according to the provisions stated in Section 5.4.

9.5                               Product Returns.  Depomed will have the responsibility for handling customer returns of the Product.  Patheon will give Depomed any assistance that Depomed may reasonably require to handle the returns.

9.6                               Responsibilities with Respect to Recalled Product

9.6.1                     Patheon’s Responsibilities.  In the event that a Recall results from the manufacture, packaging, storage, testing or handling of the Product by Patheon, and such Recall is due to Patheon’s failure to provide the Manufacturing Services in accordance with cGMPs or other Applicable Laws, or to have supplied Conforming Product, as determined by a Laboratory pursuant to Section  5.4 or otherwise agreed upon in writing by the Parties, Patheon shall be responsible for documented out-of-pocket expenses of such Recall and shall use its commercially reasonable efforts to replace Recalled

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Product with new Product, contingent upon the receipt from Depomed of all API required for the manufacture of such replacement Product, for which Patheon shall reimburse Depomed, subject to the limitation on liability for lost API set forth in Article 8, which will be captured and calculated in the API Yield under Section  5.6.  In the event that Patheon is unable to replace the Recalled Product (except where this inability results from a failure to receive the required API), then upon request by Depomed, Patheon shall reimburse Depomed promptly for the Production Fees paid to Patheon with respect to the Recalled Product.  In all other circumstances, costs and expenses associated with a Recall shall be Depomed’s responsibility.  For purposes of this Agreement, the expenses of Recalls shall include, without limitation, the expenses of notification and destruction or return of the Recalled Product, and Depomed’s costs for the Product Recalled. Marketing and advertising expenses associated with the goodwill of the Product subject to the Recall shall not be included as an expense of Recall and shall, in all instances, be borne by Depomed.

9.6.2                     Limitations on Patheon’s Responsibilities.  Patheon will have no obligation pursuant to Section 9.6.2 above to the extent the Recall results from (a) deficiencies in the Specifications, the safety, efficacy, or marketability of the Product, or any distribution thereof following its Delivery, (b) a defect in a Material that was not reasonably discoverable by Patheon using the test methods set forth in the specifications for such Material, the Specifications or otherwise in this Agreement, (c) Latent Defect in the API unknown to Patheon at the time of Delivery of the Product at issue, (d) actions of third parties occurring after the Product is Delivered, (e) packaging design or labelling defects or omissions for which Patheon has Patheon has no responsibility, or (f) is due to any breach by Depomed of its obligations under this Agreement.

9.7                               Disposition of Nonconforming or Recalled Product.  Depomed will dispose of any Nonconforming, returned, or Recalled Product pursuant to FDA procedure, rules or guidelines, but will notify Patheon, in writing, prior to doing so.  Unless it is inconsistent with FDA procedures, rules or guidelines, Depomed will not dispose of any Nonconforming, returned or Recalled Product for which it intends to assert a claim against Patheon, without Patheon’s prior written authorization to do so.  Alternatively, Patheon may instruct Depomed to return the Product to Patheon.  Patheon will bear the cost of disposition of any Product returned, or Recalled Product for which it bears responsibility under Section 9.6.1.  In all other circumstances, Depomed will bear the cost of disposition, including all Production Fees charged for Nonconforming, defective, returned, or Recalled Product.

9.8                               Healthcare Provider or Patient Questions and Complaints.  Depomed will have the sole responsibility for responding to questions and complaints from its customers.  Questions or complaints received by Patheon from Depomed’s customers, healthcare providers or patients will be promptly referred to Depomed.  Patheon will cooperate as reasonably required to allow Depomed to determine the cause of and resolve any questions or complaints. This assistance will include follow-up investigations, including testing.  In addition, Patheon will give Depomed all agreed upon information that will enable Depomed to respond properly to questions or complaints about the Product as set forth in the Quality Agreement.  Unless it is determined that the cause of the complaint resulted from a failure by Patheon to Deliver Conforming Product, all costs incurred under this Section 9.8 will be borne by Depomed.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

ARTICLE 10 — RECORDS AND AUDITS; COOPERATION

10.1                        Records and Retained Samples.  During the term of this Agreement, Patheon shall (a) prepare and maintain Batch Records and (b) retain samples, properly stored, from each lot or Batch supplied by Patheon hereunder, sufficient to perform each quality control test specified in the Specifications at least twice.  Depomed agrees to provide for such purpose all the information, processes, analytical methods, testing procedures, and any other information reasonably requested by Patheon and in the possession of Depomed necessary for manufacturing the Product in accordance with cGMPs.  Patheon agrees to provide Depomed upon release and delivery of the Product, copies of the analytical testing data such as Certificate of Analysis. Patheon agrees to provide Depomed with copies of its executed batch production records and related documents.  Such records shall be available for audit by Depomed and its designees, as well as FDA and foreign regulatory agencies, upon request.  Patheon shall store the manufacture and analysis documentation for each Batch for the shelf life of the Batch and for two (2) years thereafter.  Patheon will keep records of the manufacture, testing, and shipping of the Product and shall retain samples of the Product, as necessary to comply with manufacturing regulatory requirements applicable to Patheon, as well as to assist with resolving product complaints and other similar issues.  Copies of the records and samples will be retained for a period of three (3) years following the date of Product expiry, or longer if required by law, at which time Depomed will be contacted concerning the delivery and destruction of the documents and/or samples of Product.

10.2                        Quarterly Review.  Each Party shall forthwith upon the Effective Date appoint one of its employees to be a relationship manager responsible for liaison between the Parties.  The relationship managers shall meet not less than quarterly, whether in person, by means of video conference, telephone, or such other agreed upon means of communication, to review the current status of the business relationship and manage any issues that have arisen.

10.3                        Reporting.  Patheon shall provide Depomed with a monthly inventory report, within four (4) Business Days after the end of each month, of the Materials, API, and Product then held by Patheon, and any work in progress as of such time.

10.4                        Authorities.  Subject to Section 12.3, each Party may communicate with any Authority regarding the Product if, in the opinion of that Party’s counsel, the communication is necessary to comply with the terms of this Agreement or the requirements of any Applicable Law.  Unless, in the reasonable opinion of its counsel, there is a legal prohibition against doing so, Patheon will permit Depomed to accompany and take part in any such communications with the agency, and to receive copies of all such communications from the agency.

10.5                        Records Inspection.  Depomed may inspect Patheon reports and records relating to this Agreement during normal business hours and with reasonable advance notice, but a Patheon representative must be present during the inspection.

10.6                        Access to Facility.  Patheon will give Depomed reasonable access, at mutually agreeable times, to the areas of the Facility in which the Product is manufactured, stored, handled and/or shipped, to permit Depomed to verify that the Manufacturing Services are being performed in accordance with cGMPs and other Applicable Laws and that Product is Conforming.  But, with the exception of “for-cause” audits (i.e., audits conducted to investigate alleged non-compliance with the Specifications,

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

cGMPs, or other Applicable Laws), Depomed will be limited each Year to [***] hereunder, lasting no more than [***] days, and involving no more than [***] auditors.  Depomed may request additional such audits, audit days and/or auditors, subject to payment to Patheon of a fee of [***] for each additional audit day, and [***] per audit-day for each additional auditor.  The right of access set forth in this Section 10.6 will not include a right to access or inspect Patheon’s financial records.

10.7                        Notification of Regulatory Inspections.  Patheon will notify Depomed within one Business Day of any inspections by any governmental agency specifically involving the Product or a general systems-based audit relating to Patheon’s conduct of the Manufacturing Services.  Patheon will also notify Depomed of receipt of any form 483’s or warning letters or any other significant regulatory action which Patheon’s quality assurance group determines could impact the regulatory status of the Product.

10.8                        Reports.  Patheon will supply to Depomed, on an annual basis, all Product data in its control, including release test results, complaint test results, and all data regarding investigations (relating to manufacturing, testing, and storage).  At Depomed’s request, Patheon will provide a copy of any annual Product review report to Depomed at no additional cost. Any additional report requested by Depomed beyond the scope of cGMPs and customary FDA requirements will be subject to an additional fee to be agreed upon between Patheon and Depomed.

ARTICLE 11 — TERM AND TERMINATION

11.1                        Term.  Subject to the termination provisions of Section 11.3, the initial term of this Agreement shall commence on the Effective Date and shall end on May 31, 2016 (“Initial Term”).  Thereafter, this Agreement shall be automatically renewed for an additional term of two (2) years unless one Party gives notice to terminate eighteen (18) months prior to the expiration of the Initial Term or any extension thereof.

11.2                        Early Termination by Depomed.

(a)                                  At any time after a period of two (2) years from the Effective Date, Depomed may terminate this Agreement upon one hundred and eighty (180) days written notice to Patheon, if it or its affiliates intend to no longer order Manufacturing Services for a Product due to the Product’s discontinuance in the market.

(b)                                 If Depomed or its affiliates subsequently elect to resume commercializing the Product, Depomed shall so notify Patheon in writing, and this Agreement shall once again take effect between the Parties, and the Parties shall meet in good faith to determine the procedure to follow in order for Depomed to resume the purchase of Product from Patheon and Patheon resume the supply of Product to Depomed.

11.3                        Termination.  This Agreement may be terminated under the conditions stated herein:

(a)                                  by either Party for material breach of this Agreement by the other Party, if such other Party either fails to cure any such breach within ninety (90) days after it receives a written notice of

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

such breach from the non-breaching Party, or, if such breach cannot be reasonably cured within such ninety (90) day period.

(b)                                 by Depomed for material breach of the Quality Agreement by Patheon, if Patheon either fails to cure any such breach within ninety (90) days after it receives a written notice of such breach from Depomed, or, if such breach cannot be reasonably cured within such ninety (90) day period.

(c)                                  by either Party, immediately upon written notice to the other Party, if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other Party, or the other Party makes or executes any assignment for the benefit of creditors.

(d)                                 by Depomed, immediately, by giving Patheon written notice of such termination as a result of any debarment, whether actual or threatened, or any conviction which could result in debarment, whether it does so in fact or not; provided that if such circumstance relates to an individual, Patheon may avoid such termination by the immediate removal of such person from all tasks performed pursuant to this Agreement and replacement of such person by another qualified person.

11.4                        Effects of Termination.

11.4.1              Upon expiration or termination of this Agreement for any reason:

(a)                                  Patheon shall furnish to Depomed a complete inventory of all stock on hand of work-in-progress for the manufacture of the Product and Product.  Unless otherwise agreed to between the Parties, all stock on hand as of the effective date of termination of this Agreement shall be dealt with promptly as follows:

(i)                                     Product manufactured and packaged pursuant to Purchase Orders from Depomed shall be delivered by Patheon to Depomed, whereupon Depomed shall pay Patheon therefor in accordance with the terms hereof and Depomed shall take delivery of such products;

(ii)                                  Work-in-progress commenced by Patheon against Purchase Orders from Depomed shall be completed by Patheon, whereupon Depomed shall pay Patheon therefor in accordance with the terms hereof; and

(iii)                               Materials not necessary to complete work-in-progress commenced under Section 11.4(a)(ii) but having been ordered or purchased by Patheon in accordance with Depomed’s then current [***] rolling forecast shall be disposed of by Patheon or returned to Depomed at Depomed’s option and expense.  If Patheon terminates this Agreement under Section 11.3, Depomed shall reimburse Patheon for Patheon’s actual cost of such Materials purchased by Patheon in order to fulfill Depomed’s then current [***] rolling forecast.  If Depomed terminates this Agreement under Section 11.3(a), (b), or (d), Patheon shall bear the costs of disposal of Materials and Active Pharmaceutical Ingredient, the cost of such Materials purchased by Patheon in order to fulfill Depomed’s then current [***] rolling forecast, and any fees charged to Patheon for the termination of such supply contracts for

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Materials which Patheon can only use for the manufacture of Product.  Any credit balance owed to Depomed after application to amounts due to Patheon shall be promptly paid to Depomed.

(b)                                 Patheon will promptly transfer to Depomed any and all tooling purchased by Patheon to perform activities under this Agreement for which Depomed has remitted payment to Patheon, that is then in the possession of Patheon; provided that the cost of removing and moving any and all such tooling to a location designated by Depomed shall be borne by Depomed.

(c)                                  Depomed will make commercially reasonable efforts, at its own expense, to remove from Patheon site(s), within fifteen (15) Business Days, all of Depomed’s Materials, Inventory and Materials (whether current or obsolete), supplies, undelivered Product, chattels, Equipment or other moveable property owned by Depomed, related to the Agreement and located at a Patheon site or that is otherwise under Patheon’s care and control (“Depomed Property”).  If Depomed fails to remove Depomed Property within thirty (30) days following the completion, termination, or expiration of the Agreement Depomed will pay Patheon [***] per pallet, per month, one pallet minimum thereafter for storing Depomed Property and will assume any third party storage charges invoiced to Patheon regarding Depomed Property.  Patheon will invoice Depomed for the storage charges as set forth in Section 6.2 of this Agreement.

(d)                                 Depomed acknowledges that no Competitor of Patheon will be permitted access to the Facility (a “Competitor of Patheon” shall mean any company engaged in providing manufacturing services to pharmaceutical or biotechnology companies on a fee-for-service basis that is not also engaged in the development and/or commercialization of Product as a licensee or distributor of Depomed); and

(e)                                  Patheon will return to Depomed all unused API (with shipping and related expenses, if any, to be borne by Depomed).

11.4.2              Patheon hereby grants to Depomed, effective as of the effective date of termination, a worldwide, transferable, sublicenseable, fully paid-up, irrevocable non-exclusive license, under the Patheon Intellectual Property, to manufacture Product or products based on or derived from the Product, including without limitation to perform manufacturing, quality control, quality assurance, stability testing, packaging, and related services with respect to the Product or products based on or derived from the Product.  Patheon will promptly transfer to Depomed, in a commercially reasonable manner and at Depomed’s sole expense, all information, materials and technology then in its possession or control that is necessary or reasonably useful to enable Depomed, its Affiliates, licensees or contractors to practice the foregoing license, including without limitation transferring to Depomed all related know-how.  Patheon will provide, at Depomed’s sole expense, reasonable assistance, including training and education, to enable Depomed or its designee to manufacture any and all Product.  Until all transfer tasks described above are completed and Depomed’s new manufacturer and new manufacturing site have been qualified, Patheon will continue to perform Manufacturing Services under this Agreement as requested by and at the direction of Depomed.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

11.5                        No Discharge of Obligations.  Termination of this Agreement for any reason shall not discharge either Party’s liability for obligations incurred hereunder or under the Capital Expenditure Agreement or for payments due there under.

ARTICLE 12 — REGULATORY MATTERS

12.1                        Regulatory Filings.  Depomed will have the sole responsibility for preparing and filing all documents with all regulatory authorities and taking any other actions that may be required for the receipt and/or maintenance of regulatory authority approval for the Product, including without limitation filing the NDA, and making adverse drug reaction reports and annual reports to regulatory authorities.  Patheon shall use commercially reasonable efforts to assist Depomed in complying with any arising requirements of the FDA and any other regulatory authorities.  Patheon agrees to comply with all reasonable commitments made in such regulatory filings, including the NDA and any supplements thereto, regarding Patheon’s manufacturing responsibilities as provided herein, provided that Patheon is notified of any such responsibilities that differ in scope from those set forth herein and is given an opportunity to review such commitments with sufficient time prior to their being included in the submitted document by Depomed and provided they are not inconsistent with the then-applicable Specifications.  Any incremental costs as a result of the above are subject to the price adjustments as provided in Section 6.3.  Patheon shall be responsible, at its expense, for obtaining and maintaining all licenses and approvals necessary for it to manufacture Product pursuant to this Agreement.

12.2                        Compliance.  Depomed shall be responsible for compliance of the Specifications (including but not limited to the text and accuracy of any labeling required by Depomed) with FDA standards.  Patheon shall be responsible for compliance of the manufacturing, processing, packaging procedures and testing procedures with FDA standards, including without limitation those pertaining to cGMPs.  Each Party will provide reasonable assistance to the other, at no charge, if necessary to respond to FDA audits, inspections, inquiries, or requests concerning the Product.  Depomed employees present at the Patheon Facility shall at all times adhere to safety regulations, cGMPs and work schedule generally applicable to Patheon’s own employees, provided that such Depomed employees are notified of the same.

12.3                        Adverse Events Reporting and Product Information Requests.

12.3.1              Adverse Reaction Reporting.  During the term of this Agreement, Patheon shall immediately but in any case within twenty-four (24) hours notify Depomed, by facsimile or telephone, of any adverse drug experience involving the Product that any employee or agent of Patheon becomes aware of.

12.3.2              Product Information Requests.  Information concerning any complaints, inquiries, and/or drug information requests from consumers, physicians, or other third parties regarding the Product shall be communicated in writing to Depomed within twenty-four (24) hours of Patheon’s receipt of the information and/or inquiry.  Depomed shall respond to such complaints and inquiries, if necessary, in accordance with its usual and customary procedures.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

12.3.3              Governmental Reports.  Depomed shall be responsible for filing with the FDA any required adverse reaction reports that it receives directly from third parties and any adverse reaction reports that it receives through Patheon.

12.4                        Cooperation.  The Parties expect that any information concerning the Product required by the FDA will be submitted by Depomed.  If Patheon is required to submit to the FDA any information concerning the Product as part of a FDA inspection or audit in connection with the manufacture of the Product, Depomed will provide to Patheon such documentation, data and other information as Patheon may require for submission to the FDA.  Depomed shall also provide, if required by the FDA, information concerning its quality control procedures and marketing of the Product and any other information reasonably requested by FDA.  Depomed shall provide its reasonable cooperation and consultation to Patheon in addressing any issue raised by FDA concerning manufacture of the Product.

ARTICLE 13 — INTELLECTUAL PROPERTY

13.1                        Trademarks and Labeling.  Patheon shall affix labeling to the Product as specified in the Specifications.  Any such labeling shall bear one or more trademarks to be designated by Depomed, in a form and manner pre-approved in writing by Depomed.  Nothing contained herein shall give Patheon any right to use any Depomed trademark except as expressly permitted herein, and Patheon shall not obtain any right, title, or interest in any Depomed trademark by virtue of this Agreement or its performance of services hereunder.

13.2                        Inventions.

13.2.1              Background Technology.  Each Party agrees and acknowledges that, except as expressly granted under this Agreement, such Party shall acquire no rights of any kind whatsoever with respect to any Intellectual Property of the other Party existing as of the Effective Date.

13.2.2              License.  For the term of this Agreement, Depomed hereby grants Patheon a non-exclusive, paid-up, royalty-free, non-transferable, non-sublicenseable license to Depomed’s Intellectual Property that is delivered from Depomed to Patheon hereunder, specifically for use in the performance by Patheon of the Manufacturing Services.

13.2.3              Inventions.

(a)                                  All Inventions, and Intellectual Property therein, identified, generated or derived, in whole or in part, by Patheon, Depomed, or their respective employees or independent contractors engaged in manufacturing Product pursuant to this Agreement, in the course of performing the Manufacturing Services, that are specific to, based on, derived from or related to the development, manufacture, use or sale of the Product, or components or formulations of the Product, shall be the sole property of Depomed.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b)                                 All Inventions, and Intellectual Property therein, identified, generated or derived, in whole or in part, by Patheon, Depomed, or their respective employees or independent contractors engaged in manufacturing Product pursuant to this Agreement, in the course of performing the Manufacturing Services, that are not specific to, based on, derived from or related to the development, manufacture, use or sale of the Product, or components or formulations of the Product, and that have applications to manufacturing processes or formulation development of drug products or drug delivery systems generally (the “Broader Intellectual Property Rights”) shall be the sole property of Patheon.  Patheon hereby grants Depomed a non-exclusive, paid-up, royalty-free, worldwide, sublicenseable, transferable license, under the Broader Intellectual Property Rights and the Patheon Intellectual Property, to manufacture, use, sell, offer for sale, and import any product containing API or any derivatives thereof.

(c)                                  Inventorship of Inventions identified, generated or derived, in whole or in part, by Patheon, Depomed, or their respective employees or independent contractors, shall be determined in accordance with U.S. patent laws.  Except as otherwise provided in Sections 13.2.3(a) and 13.2.3(b), (i) any and all Inventions, and all intellectual property rights therein, identified, generated or derived, in whole or in part, by Depomed, or its respective employees or independent contractors, shall be solely owned by Depomed, (ii) any and all Inventions, and all intellectual property rights therein, identified, generated or derived, in whole or in part, by Patheon, or its respective employees or independent contractors, shall be solely owned by Patheon, and (iii) any and all Inventions, and all intellectual property rights therein, identified, generated or derived, in whole or in part, jointly by Depomed and Patheon, or employees or independent contractors of each of Depomed and Patheon, shall be jointly owned by the Parties such that each Party has an undivided one-half (1/2) interest, without a duty of accounting to the other Party, in and to such Joint Invention.  In the event that a jurisdiction requires consent of co-owners for one co-owner to grant license rights under or otherwise exploit jointly owned intellectual property, each of the Parties hereby consents to such license grant under or exploitation of such intellectual property by the other Party without a requirement of accounting.

(d)                                 Patheon shall promptly notify Depomed upon learning of the conception or reduction to practice of any such Inventions and Intellectual Property therein.  Without additional consideration, each Party hereby assigns to the other Party such of its right, title and interest in and to any Inventions, patent and patent applications claiming them, and all other Intellectual Property therein, and shall require its employees or independent contractors engaged in manufacturing Product pursuant to this Agreement to so assign to the other Party such of their right, title and interest in and to the foregoing, as is necessary to effectuate the allocation of ownership of Inventions and Intellectual Property therein as set forth in this Section 13.2.3.  Each Party shall, and shall cause its employees or independent contractors engaged in manufacturing Product pursuant to this Agreement to, cooperate with the other Party and take all reasonable actions and execute and deliver all necessary documents, including without limitation, any agreements, declarations, legal instruments, documents of assignment or conveyance, and other documents as may be reasonably required to perfect the other Party’s right, title and interest in and to Inventions, patent and patent applications claiming them, and all other Intellectual Property therein as set forth in this Section 13.2.3.  Each Party shall also include provisions in its relevant agreements with third parties that effect the intent of this Section 13.2.3.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

13.3        Intellectual Property; No Implied Rights.  Subject to Section 13.2.3, all Depomed Intellectual Property shall be owned by Depomed and all Patheon Intellectual Property shall be owned by Patheon.  Neither Party has, nor shall it acquire, any interest in any of the other Party’s Intellectual Property except as expressly set forth in this Agreement or unless otherwise expressly agreed to in writing.  Except as expressly set forth herein, nothing in this Agreement is intended to transfer or license any right, title or interest in or to either Party’s Inventions or background technology.  Neither Party shall use any Intellectual Property of the other Party, except as expressly set forth in this Agreement or specifically authorized by the other Party or as required for the performance of its obligations under this Agreement.

ARTICLE 14 — RELATIONSHIP OF PARTIES

14.1        Independent Contractors.  It is not the intent of the Parties to form any partnership or joint venture.  Each Party shall, in relation to its obligations hereunder, act as an independent contractor, and nothing in this Agreement shall be construed to give such Party the power or authority to act for, bind or commit the other Party in any way whatsoever.

14.2        Public Statements.  Patheon and Depomed each agree not to disclose the terms of this Agreement in any public statements, whether oral or written, including but not limited to shareholder reports, communications with stock market analysts, statements to other customers or prospective customers, press releases or other communications with the media, or prospectuses, without the other Party’s prior written consent, which shall not be unreasonably withheld or delayed, or as required by Applicable Laws or rules of a securities exchange.  If possible, each Party shall give the other at least five (5) days advance written notice of a disclosure required by Applicable Laws or rules of a securities exchange and will cooperate with the other Party to minimize the scope and content of such disclosure.

ARTICLE 15 — WARRANTIES

15.1        Patheon’s Warranty.  Patheon hereby represents and warrants as follows:

15.1.1     The Product shall conform with the Specifications as set out in Schedule A at the time of Delivery;

15.1.2     Patheon shall comply in all material respects with Applicable Laws.  For purposes of this Section 15.1, and without limiting the foregoing sentence, any failure to comply with any Applicable Laws that exposes Depomed to any sanction or liability, or prevents Depomed from using the Product as intended, shall be deemed to be a material non-compliance;

15.1.3     Patheon shall maintain all required governmental permits, licenses, orders, applications and approvals regarding the manufacturing of the Product, and Patheon shall manufacture Product in accordance with all such permits, licenses, orders, applications and approvals.  Any expenses incurred to obtain special permits for Product that Patheon would not have to acquire absent this Agreement will be reimbursed by Depomed;

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

15.1.4     Product shall, at the time it is shipped to Depomed (i) not be adulterated or misbranded within the meaning of the Act, or within the meaning of any Applicable Laws in the Territory and (ii) not be articles that may not, under the Act or any other Law, be introduced into interstate commerce;

15.1.5     To Patheon’s knowledge, there are no actions or other legal proceedings, concerning the infringement of Third Party Rights relating to the performance of the Manufacturing Services by Patheon under this Agreement;

15.1.6     Patheon has full authority to enter into this Agreement, that it has no reason to believe that its performance under this Agreement will infringe any Third Party Rights and that nothing contained in any other agreement prohibits or restricts Patheon from entering into any part of this Agreement; and

15.1.7     Patheon represents that, as of the Effective Date and continuously during the term of this Agreement, it and its employees, Affiliates, and agents have never been (i) debarred or (ii) convicted of a crime for which a person could be debarred under Section 335(a) or 335(b) of the Act.  Patheon represents that it has never been and, to the best of its knowledge after due inquiry, none of its employees, Affiliates, or agents has ever been (i) threatened to be debarred, (ii) indicted for a crime or (iii) otherwise engaged in conduct for which a person can be debarred under Section 335(a) or 335(b) of the Act.  Patheon agrees that it will promptly notify Depomed in the event of any such debarment, conviction, threat, or indictment.

15.2        Depomed’s Warranty.  Depomed hereby represents and warrants as follows:

15.2.1     The Active Pharmaceutical Ingredient shall, to the best of Depomed’s knowledge, at the time it is shipped to Patheon, (i) not be adulterated or misbranded within the meaning of the Act or within the meaning of any other Applicable Laws in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, (ii) not be articles that may not, under the Act or any other Applicable Law, be introduced into interstate commerce, and (iii) comply with its specifications as provided by Depomed;

15.2.2     As of the time that any Product produced hereunder is sold to a third party, Depomed will own all rights to the Product trademarks, and the Product labeling will meet regulatory requirements;

15.2.3     Depomed may lawfully disclose the Specifications to Patheon;

15.2.4     To Depomed’s knowledge, there are no actions or other legal proceedings against Depomed in the Territory, concerning the infringement of Third Party Rights directed to the Product Specification(s), the API or the Materials, or the sale, or use of the Product in the Territory, which is made in accordance with the Specifications.

15.2.5     15.2.6     The Specifications are consistent with the NDA;

15.2.7     The Specifications conform to all applicable cGMPs

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

15.2.8     Depomed has full authority to enter into this Agreement and nothing contained in any other agreement prohibits or restricts Depomed from entering into any part of this Agreement; and

15.2.10      All material safety data sheets, Active Pharmaceutical Ingredient or any data supplied by Depomed to Patheon are accurate to the best of Depomed’s knowledge.  The Parties understand that Patheon will not do analysis to verify the accuracy of such Depomed supplied data.

15.3        No Implied Warranties.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, PATHEON AND DEPOMED MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 16 — ASSIGNMENT

Except as set forth in this Article 16, this Agreement, and all rights and obligations hereunder, are personal to the Parties and shall not be assigned in whole or in part by a Party to any other person or company without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed.  Notwithstanding the foregoing, Patheon and Depomed shall be entitled to assign this Agreement to an Affiliate whose performance is guaranteed by the assigning Party or to a Party which is the successor to, or the assignee of, all or substantially all of Depomed’s or Patheon’s pharmaceutical business; provided, however, that any such successor or assignee has agreed in writing to assume all of the assigning Party obligations under this Agreement.  Any assignee of a Party hereunder must be qualified to perform the assigning Party’s obligations and (a) hall have a financial condition at the time of assignment at least comparable to that of the assigning Party as of the Effective Date, and (b) shall neither have been debarred by the FDA nor otherwise made subject to an order of the FDA or a court of competent jurisdiction which would prevent it from performing the obligations of the assigning Party hereunder.  In the event of any assignment pursuant to the provisions of this Article 16, the assigning Party shall have no further obligations hereunder except (i) to the extent the same has accrued prior to such assignment or (ii) pursuant to the guarantee obligation set forth above.  The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns.  Patheon may terminate this Agreement upon six months prior written notice if Depomed assigns under this Article 16 this Agreement to any Competitor of Patheon (as defined in Section 11.4.1(d)).

ARTICLE 17 — DISPUTE RESOLUTION

17.1        Exclusive Dispute Resolution Mechanism

In the event that the Parties cannot reach agreement on a matter arising out of or in connection with this Agreement (including without limitation matters relating to either Party’s rights and/or obligations hereunder and/or regarding the construction, interpretation and enforceability of such agreements), the procedures set forth in this Article 17 shall be the exclusive mechanism for resolving any dispute,

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

controversy, or claim (collectively, “Disputes”) between the Parties that may arise from time to time that cannot be resolved through good faith negotiation between the Parties.

17.2        Resolution by Executive Officers.  In the event of any Dispute between the Parties in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either Party under this Agreement, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves.  In the event that such Dispute is not resolved on an informal basis within ten (10) Business Days after one Party provides notice to the other Party of such Dispute, either Party may, by written notice to the other Party, refer such Dispute to the other Party for attempted resolution by good faith negotiation within thirty (30) days after such notice is received.  Such Disputes shall be referred to the senior executives of each of the Parties for attempted resolution.  In the event that any Dispute is not resolved under the foregoing provisions, each Party may, at its sole discretion, seek resolution of such Dispute in accordance with Section 17.3 and, if applicable, Section 17.4.

17.3        Mediation.  Any dispute that has not been resolved within [***] after being referred to the senior executives pursuant to Section 17.2 shall be referred to mediation before a mediator that is mutually acceptable to the Parties.  Such mediation shall be conducted as soon as practicable, but in no event more than [***] after referral to mediation.

17.4        Arbitration.  Any Dispute that is not resolved pursuant to Section 17.3 shall be exclusively and finally resolved by binding arbitration pursuant to this Section 17.4.

17.4.1     Any such arbitration shall be conducted in New York, New York, United States of America, unless otherwise agreed to by the Parties in writing.  Each and any arbitration shall be administered by the American Arbitration Association (the “AAA”), and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the “Rules”), as such Rules may be amended from time to time, or modified by this Section 16.4 or by agreement of the Parties.  The Parties will be entitled to conduct discovery as provided in the U.S. Federal Rules of Civil Procedure and the local rules of the U.S. District Court for the Southern District of New York, provided, however, that the Parties will conduct all discovery expeditiously within the time limit set by the arbitrator(s), it being the intent that discovery be permitted to the extent necessary to introduce all salient facts.  At any applicable hearing, the Parties may present testimony (either by live witness or deposition) and documentary evidence and have the right to be represented by counsel.  The U.S. Federal Rules of Evidence will apply to any and all matters submitted to final and binding arbitration under this Agreement.

17.4.2     Within ten (10) days after receipt of an arbitration notice from a Party, the Parties shall attempt in good faith to agree on a single neutral arbitrator with relevant industry experience to conduct such arbitration.  If the Parties do not agree on a single neutral arbitrator within ten (10) days after receipt of an arbitration notice, each Party shall select one (1) arbitrator and the two (2) Party-selected arbitrators shall select a third arbitrator with relevant industry experience to constitute a panel of three (3) arbitrators to conduct the arbitration in accordance with the Rules.  In the event that only one of the Parties selects an arbitrator, then such arbitrator shall be entitled to act as the sole arbitrator to resolve the Dispute or any and all unresolved issues subject to such arbitration.  Each and every

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

arbitrator of the arbitration panel conducting the arbitration must and shall agree to render an opinion within thirty (30) days after the final hearing before the panel.

17.4.3     The decision or award of the arbitrator(s) shall be final, binding, and incontestable and may be used as a basis for judgment thereon in any jurisdiction.  The arbitrator(s) shall, upon the request of any Party, issue a written opinion of the findings of fact and conclusions of law and shall deliver a copy to each of the Parties.  Each Party shall bear its own costs and attorney’s fees, and the Parties shall equally bear the fees, costs, and expenses of the arbitrator(s) and the arbitration proceedings; provided, however, that the arbitrator(s) may exercise discretion to award costs, including attorney’s fees, to the prevailing Party.  Without limiting any other remedies that may be available under Applicable Laws, the arbitrator(s) shall have no authority to award provisional remedies of any nature whatsoever, or punitive, special, consequential, or any other similar form of damages.

17.5        Preliminary Injunctions.  Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction or other equitable remedy from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrator(s) on the ultimate merits of any Dispute.

17.6        Patent Disputes.  Notwithstanding anything in this Agreement to the contrary, any and all issues regarding the scope, construction, validity, and enforceability of any Patent Rights in a country within the Territory shall be determined in a court or other Governmental Authority of competent jurisdiction under the applicable patent laws of such country.

17.7        Confidentiality.  All proceedings and decisions of the arbitrator(s) shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 7.

ARTICLE 18 — FORCE MAJEURE

Neither Party shall be liable to the other for default or delay in the performance of its obligations under this Agreement, if such default or delay shall be caused directly or indirectly by accident, fire, flood, riot, war, weather, act of God, embargo, strike, failure or delay of usual sources of supply of materials, or delay of carriers or governmental orders or regulations, or complete or partial shutdown of plant by any of the foregoing causes or other causes beyond its reasonable control, provided the same are not due to the negligence or willful misconduct of such Party and provided further that any such default (“Force Majeure Event”), delay or failure shall be remedied by such Party as soon as possible after the removal of the cause of such default, failure or delay.  Obligations to pay amounts due under this Agreement shall not be subject to the aforestated excuses.  If due to a Force Majeure Event Patheon is unable to supply Depomed with the Product for a period exceeding ninety (90) days then Depomed shall have the right to terminate this Agreement without further cost and with immediate effect and upon written notice to Patheon.  At the end of the first sixty (60) days during the persistence of the Force Majeure Event Patheon shall reasonably determine whether it will be able to resume supplying Product at the end of such ninety (90) days period and notify Depomed in writing of such assessment.  If Patheon has concluded that it will be unable to resume supplying Product at the end of such period, Depomed shall have the right to terminate this Agreement upon

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

thirty (30) days written notice to Patheon without further cost.  Patheon will provide reasonable assistance during the technology transfer for the Product upon termination due to force majeure.

ARTICLE 19 — NOTICES

Unless otherwise provided herein, any notice required or permitted to be given hereunder or any proposal for any modification of this Agreement (hereinafter collectively referred to as the “Correspondence”) shall be faxed, mailed by overnight mail, mailed by certified mail, postage prepaid, or delivered by hand to the Party or the individual to whom such Correspondence is required or permitted to be given hereunder.  If mailed, any such Correspondence shall be deemed to have been given five (5) Business Days from the date mailed, as evidenced by the postmark at the point of mailing.  If delivered by hand or fax, any such Correspondence shall be deemed to have been given when received by the Party to whom such Correspondence is given, as evidenced by written and dated receipt of the receiving Party.

All correspondence to Patheon shall be addressed as follows:

Patheon Puerto Rico, Inc.

State Road 670 Km 2.7

Manatí, PR 00674

Attention:  Legal Department

Telecopier No.: (787) 621-2525

Email address: joanna.bocanegra@patheon.com

With a copy to:
Patheon Inc.
4721 Emperor Boulevard
Research Triangle Park,
NC 27703
Attention:
Telecopier No.:
Email address:

All correspondence to Depomed shall be addressed as follows:

Depomed, Inc.
1360 O’Brien Drive
Menlo Park, California 94025
Attention: Vice President, General Counsel
Facsimile: (650) 462-9993

Either Party may change the address to which any correspondence to it is to be addressed by notification to the other Party as provided herein.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

ARTICLE 20 — SECTIONS; HEADINGS; INTERPRETATION

The division of this Agreement into Articles, Sections, Subsections, and Schedules and the insertion of headings are for convenience of reference only and will not affect the interpretation of this Agreement.  Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section or Schedule to this Agreement.  In this Agreement, the terms “this Agreement,” “hereof”, “herein,” “and hereunder” and similar expressions refer to this Agreement and not to any particular part, Section or Schedule of this Agreement.  Except as otherwise expressly stated or unless the context otherwise requires, all references to the singular will include the plural and vice versa.

ARTICLE 21 — SEVERABILITY

Should any part or provision of this Agreement be held unenforceable or in conflict with Applicable Law, the invalid or unenforceable part or provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the Parties.

ARTICLE 22 — WAIVER

No failure on the part of either Party to exercise, and no delay in exercising, any right, privilege or power hereunder shall operate as a waiver or relinquishment of the provision giving rise thereto; nor shall any single or partial exercise by either Party of any right, privilege or power hereunder preclude any other further exercise thereof, or the exercise of any other right, privilege or power.

ARTICLE 23 — SURVIVAL

The provisions of Articles 1, 6 (for the period set forth therein), 8, 9 (for the period set forth therein), and 15 through 27 and Sections 2.6 (last two sentences only), 7.1 through 7.5, 10.4, 10.5, 11.1, 11.2, 11.4, 12.2.1, 12.2.3, 12.3, 13.1, and 14.3 shall survive the termination or expiration of this Agreement.  [to be revised]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

ARTICLE 24 — ENTIRE AGREEMENT

This Agreement, together with the Schedules hereto, which are incorporated herein by reference, constitute the entire Agreement between the Parties with respect to the subject matter hereof, and no statement or other agreements, oral or written, made prior to or at the signing hereof shall vary or modify the written terms hereof, and neither Party shall claim any modification or rescission of any provision hereof unless such modification or rescission is in writing and signed by the other Party.  No terms, provisions or conditions of any purchase order or other business form or written authorization used by Depomed or Patheon will have any effect on the rights, duties, or obligations of the Parties under or otherwise modify this Agreement, regardless of any failure of Depomed or Patheon to object to the terms, provisions, or conditions unless the document specifically refers to this Agreement, states that it is intended to modify this Agreement, and is signed by both Parties.

ARTICLE 25 — NO THIRD PARTY BENEFIT OR RIGHT

For greater certainty, nothing in this Agreement will confer or be construed as conferring on any third party any benefit or the right to enforce any express or implied term of this Agreement.

ARTICLE 26 — USE OF DEPOMED’S NAME

Patheon will not make any use of Depomed’s name, trademarks or logo or any variations thereof, alone or with any other word or words, without the prior written consent of Depomed in its sole discretion.  Despite this, Depomed agrees that Patheon may include Depomed’s name and logo in customer lists or related marketing and promotional material for the purpose of identifying users of Patheon’s Manufacturing Services.

ARTICLE 27 — EXECUTION IN COUNTERPARTS

This Agreement may be executed in two or more counterparts, by original or facsimile signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

ARTICLE 28 — GOVERNING LAW

This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law that would result in the application of the laws of any other jurisdiction.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

PATHEON PUERTO RICO, INC.		DEPOMED, INC.

By:	/s/ Francisco R. Negron ☐	By:	/s/ James Schoeneck
Name:	Francisco R. Negron ☐		Name: James Schoeneck
Title:	VP Operations P.R.	Title:	CEO

LIST OF SCHEDULES

1.	SCHEDULE A — SPECIFICATIONS
2.	SCHEDULE B — MINIMUM RUN QUANTITY, ANNUAL VOLUME, AND PRODUCTION FEES
3.	SCHEDULE C — QUALITY AGREEMENT
4.	SCHEDULE D — CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT
5.	SCHEDULE E — API, API CREDIT VALUE, AND MAXIMUM CREDIT VALUE
6.	SCHEDULE F — QUARTERLY API INVENTORY REPORT
7.	SCHEDULE G — REPORT OF ANNUAL API INVENTORY RECONCILIATION AND CALCULATION OF ACTUAL YIELD
8.	SCHEDULE H — STABILITY TESTING SERVICES AND PRICING

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Schedule A

SPECIFICATIONS

[***]

Redacted 121 pages

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Schedule B

MINIMUM RUN QUANTITY, ANNUAL VOLUME, AND PRODUCTION FEES FOR PROPOSAL C-CGC-16206-R3

Gabapentin ER 300mg Tablets (PHN) — Bottle SKU

Bottle SKU	30’s
Tier (# of tablets)	[***]	[***]	[***]
Run Qty (bottles)	[***]	[***]	[***]
Mfg Run Qty (batches)	[***]	[***]	[***]
Pkg Run Qty (batches)	[***]	[***]	[***]
Price per bottle (USD)	[***]	[***]	[***]

Gabapentin ER 300 mg Tablets (PHN) — Bulk Packaging

Tier (# of tablets)	[***]	[***]	[***]
Run Qty (1,000’s tablets)	[***]	[***]	[***]
Min. Mfg Run Qty (batches)	[***]	[***]	[***]
Min. Bulk Pkg Run Qty (batches)	[***]	[***]	[***]
Price per 1,000 Bulk Tablets (USD)	[***]	[***]	[***]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Gabapentin ER 600 mg Tablets (PHN) — Bottle SKU’s

Tier (# of tablets)	[***]			[***]			[***]			[***]
Bottle SKU	19’s	90’s	300’s	19’s	90’s	300’s	19’s	90’s	300’s	19’s	90’s	300’s
Run Qty (bottles)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Min. Mfg Run Qty (batches)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Min. Pkg Run Qty (batches)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Price per Bottle (USD)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Gabapentin ER 600 mg Tablets (PHN)- Bulk Packaging

Tier (# of tablets)	[***]	[***]	[***]	[***]
Run Qty (1,000’s tablets)	[***]	[***]	[***]	[***]
Min. Mfg Run Qty (batches)	[***]	[***]	[***]	[***]
Min. Bulk Pkg Run Qty (batches)	[***]	[***]	[***]	[***]
Price per 1,000 Bulk Tablets (USD)	[***]	[***]	[***]	[***]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Key Technical Assumptions

1.                                      Manufacturing Assumptions

1.                   The manufacturing process at Patheon will closely follow the process information provided by Depomed and experience to-date at the site.

2.                   The API, Gabapentin, has been categorized by Patheon as a [***] and can be handled safely using existing equipment and facility at the site.

3.                   The core tablet weights and manufacturing batch sizes for Gabapentin Tablets, 2 strengths, proposed by Patheon are summarized in the following table.  The formulation for the 2 strengths is different.

Strength	Core Weight	Batch Size	Theoretical Yield
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

4.                   Manufacturing process involves high shear wet granulation, fluid bed drying, milling, final blending, compressing and aqueous film coating.

5.                   The manufacturing equipment train will consist of the following equipment for both strengths:

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

•                  [***]

6.                   There will be [***] granulation loads per batch for [***] strength and [***] granulation loads per batch for the [***] strength, and will be combined for final blending in the 75 cu.ft. V-Blender respectively.

7.                   Aqueous film coating will be completed in [***] and [***] pan loads per batch in the 60” Vector Coater, for [***] and [***], respectively.

8.                   For each strength, a different color for aqueous film coating is required.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

9.                   Various manufacturing campaigns are proposed as noted in the Pricing Tables.

10.             The 2 strengths cannot be campaigned in the same manufacturing run due to the difference in formulation and excipients for each respective strength.

11.             For bulk packaging, the manufactured tablets will be packaged into [***] at approximately [***] for both [***] and [***] strength tablets.

12.             A manufacturing yield of [***] is assumed.

2.                                      Packaging Assumptions

1.               Tablets will be packaged into various bottle SKU’s for both strengths on Packaging Line 6 using the following equipment train;

Packaging Line 4 or 6
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]
• [***]

2.               The packaging configuration at launch for each respective strength will be as follows (other configurations are contemplated and may be launch by Depomed at a later date):

Bulk Product [***]	30’s Bottle [***]	90’s Bottle [***]
• [***]	• [***]	• [***]
• [***]	• [***]	• [***]
• [***]	• [***]	• [***]
	• [***]	• [***]
	• [***]	• [***]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

3.               One common outsert is assumed for all bottle SKUs.

4.               Various packaging campaigns are proposed in the Pricing Tables.

3.                                      Testing Assumptions

1.               Testing for raw materials, packaging components and finished product are based on the specifications and methods completed to-date at the site. Testing is based on standard USP.

2.               Release testing includes appearance, ID, assay, related substances, dissolution, water content, uniformity of dosage units and residual solvents.

3.               Testing cost may be subject to change based on final specifications and agreement between the two parties.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Schedule C

QUALITY AGREEMENT

[TO BE ATTACHED AS SOON AS PRACTICABLE]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Schedule D

CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT

CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT

THIS CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT (the “Agreement”) is made as of March                   , 2011 (the “Effective Date”) between

DEPOMED, Inc. (“DEPOMED” or “DEPOMED”), a corporation organized under the laws of the State of California, having its principal place of business at 1360 O’Brien Drive, Menlo Park, California  94025.

“DEPOMED”)

- and -

PATHEON PUERTO RICO, INC.,

a corporation organized  under the laws of the Commonwealth of Puerto Rico, located at State Road 670 Km. 2.7, Manati, Puerto Rico 00674 (hereinafter referred to as “PATHEON”)

BACKGROUND

DEPOMED and PATHEON are currently negotiating the terms of a Commercial Manufacturing Services Agreement (the “MSA”) under which PATHEON will perform certain manufacturing services (the “Services”) related to DEPOMED for Gralise (the “Product”).  In order for PATHEON to perform the Services, certain capital expenditures will be required for the purchase and installation of capital equipment and facility improvements at PATHEON’s facility located at State Road 670 Km. 2.7 Manatí, Puerto Rico 00674 (the “Facility”).  The purpose of this Agreement is to set out the parties’ agreement and undertakings regarding such capital expenditures.

AGREEMENT

NOW, THEREFORE, in consideration of the rights conferred and the obligations assumed herein, and intending to be legally bound, the parties hereby agree as follows:

1.             Definitions

“DEPOMED EQUIPMENT” means the items listed in that category on Schedule A as belonging to, owned or otherwise property of DEPOMED.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

“DEDICATED REQUIREMENTS” means the items listed in that category on Schedule A that will be used exclusively for the services covered under the MSA by and between DEPOMED and PATHEON.

“NON-DEDICATED REQUIREMENTS” means the items listed in that category on Schedule A that can be used by PATHON for services other than those covered under the MSA by and between DEPOMED and PATHEON.

2.             Expenditures

The DEPOMED shall be responsible for the cost of the Equipment as described on Schedule A and all expenses and costs related to its installation and qualifications at the Facility.

3.                                      Equipment

(a)          DEPOMED shall, at its expense, arrange to purchase (if not already owned by DEPOMED) and deliver DEPOMED EQUIPMENT to the Facility including, without limitation, all costs and expenses associated with transportation, insurance and customs clearance (if applicable).

(b)                                 DEPOMED shall also be responsible for all costs and expenses associated with the installation and installation qualification / operational qualification and process qualification of DEPOMED EQUIPMENT at the Facility, upon successful completion of the installation and qualification DEPOMED EQUIPMENT shall be deemed to be in good working order and shall be suitable to manufacture the Products in accordance with current Good Manufacturing Practices

4.                                PATHEON Use of Equipment and Facility Improvements

PATHEON may use the NON-DEDICATED REQUIREMENTS to manufacture products for third parties without any compensation for this use owed to DEPOMED.  PATHEON will indemnify and hold DEPOMED harmless from any claims which arise out of the use of the NON-DEDICATED REQUIREMENTS subject to the MSA limitations of liablity.

5.                                Maintenance of Dedicated Requirements

(a)          PATHEON will at its expense perform routine repairs, preventive maintenance, and calibration on the NON-DEDICATED REQUIREMENTS and the DEDICATED REQUIREMENTS owned by DEPOMED.   Repair, maintenance, and calibration costs, including the cost of spare part purchases or equipment upgrades requested by DEPOMED will be invoiced to DEPOMED at PATHEON’s actual cost.  PATHEON will conduct routine repairs and preventive maintenance of the DEDICATED REQUIREMETS up to a maximum of $[***] per year.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

(b)         PATHEON will give DEPOMED reasonable access during normal working hours for the inspection of the DEDICATED REQUIREMENTS.

(c)          PATHEON will keep the DEDICATED REQUIREMENTS free from encumbrances, liens, and interests of third parties.

(d)         PATHEON will notify DEPOMED if any accident, loss of or damage occurs to the DEDICATED REQUIREMENTS.

6.             Title and Risk of Loss of the Equipment and Facility Improvements

The DEDICATED REQUIREMENTS will be owned by DEPOMED, which will be the sole legal and beneficial owner thereof.  Title and risk of loss to the NON-DEDICATED REQUIREMENTS and the FACILITY IMPROVEMENTS, will be with PATHEON, which will be the sole legal and beneficial owner thereof.  PATHEON will at all times keep the DEDICATED REQUIREMENTS, the NON-DEDICATED REQUIREMENTS and the FACILITY IMPROVEMENTS, insured at replacement cost, and PATHEON will replace any of these items that are lost, damaged or destroyed.  PATHEON will name DEPOMED as an additional insured on an insurance policy that covers the DEDICATED REQUIREMENTS owned by DEPOMED.

7.             Term; Termination.

(a)                                  This Agreement will commence on the Effective Date and will continue in effect until the expiration or termination of the MSA, including any extensions thereof.  This Agreement will terminate automatically if the parties have not executed all of the documents comprising the Amendment to the MSA by TBD unless this date is extended by written agreement of the parties.

(b)                                 Upon the expiration or termination of the MSA for any reason, (a) DEPOMED shall offer PATHEON the first right option to purchase the DEPOMED EQUIPMENT at fair market value, or (b) DEPOMED shall remove, or arrange to remove, from the Facility at its expense all DEPOMED EQUIPMENT that is not purchased by PATHEON and DEPOMED shall repair, or arrange to repair, at its expense any damage to the Facility resulting from such removal.

(c)                                  Removal of Equipment.  If this Agreement expires or is terminated for any reason: (i) DEPOMED will remove, or arrange to remove, from the Facility at its expense all DEDICATED REQUIREMENTS and any Equipment not purchased by PATHEON and will repair or arrange to repair, at its expense, any damage to the Facility resulting from this removal.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

8.             General

(a)                                  All monetary amounts are expressed in the lawful currency of the United States of America.

(b)                                 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law that would result in the application of the laws of any other jurisdiction.

(c)                                  This Agreement contains the entire understanding of the parties about the subject matter herein and supersedes all previous agreements (oral and written), negotiations and discussions.

(d)                                 The parties may modify or amend the provisions hereof only by an instrument in writing duly executed by both of the parties.

(e)                                  Neither party may assign or otherwise transfer its rights or obligations hereunder without the prior written consent of the other party.

(f)                                    This Agreement may be signed by facsimile or in two counterparts, each of which when executed and delivered or transmitted, will be considered an original and both of which together will constitute one and the same instrument.

(g)                                 The “Background” section of this document is expressly incorporated into the Agreement.

IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Agreement.

DEPOMED, INC.		PATHEON PUERTO RICO, INC.

/s/ James Schoeneck		/s/ Francisco R. Negron☐
Name:	James Schoeneck	Name:	Francisco R. Negron☐
Title:	CEO	Title:	VP PR Operations
Date:	9/1/11	Date:	31-Aug-2011

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

SCHEDULE A

Item #	Category	Item/Serial Number	Depomed Number	Country of Origin	Cost/Value	Client Investment
1	Depomed Equipment (Dedicated)	[***]	etched “Gabapentin”	Patheon Caguas 1	[***]	[* **]
2	Depomed Equipment (Dedicated	[***]	0142	Patheon Caguas 1	[***]	[***]
3	Depomed Equipment (Dedicated	[***]	0143	Patheon Caguas 1	[***]	[***]
4	Depomed Equipment (Dedicated	[***]	0144	Patheon Caguas 1	[***]	[***]
5	Depomed Equipment (Dedicated	[***]	0145	Patheon Caguas 1	[***]	[***]
6	Depomed Equipment (Dedicated	[***]	0146	Patheon Caguas 1	[***]	[***]
7	Depomed Equipment (Dedicated	[***]	0147	Patheon Caguas 1	[***]	[***]
8	Depomed Equipment (Dedicated	[***]	0148	Patheon Caguas 1	[***]	[***]
9	Depomed Equipment (Dedicated	[***]	0149	Patheon Caguas 1	[***]	[***]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

10	Depomed Equipment (Dedicated	[***]	0150	Patheon Caguas 1	[***]	[***]
11	Depomed Equipment (Dedicated	[***]	etched “Gabapentin”	Patheon Caguas 1	[***]	[***]
12	Depomed Equipment (Non- Dedicated)	[***]	0140	Patheon Caguas 1	[***]	[***]
13	Depomed Equipment (Non-dedicated)	[***]	0222	Patheon Caguas 1	[***]	[***]
14	Depomed Equipment (Non-dedicated)	[***]	0221	Patheon Caguas 1	[***]	[***]
15	Depomed Equipment (Non-dedicated)	[***]	0219	Patheon Caguas 1	[***]	[***]
16	Depomed Equipment (Non-dedicated)	[***]	0220	Patheon Caguas 1	[***]	[***]
17	Depomed Equipment (Non-dedicated)	[***]	0217	Patheon Caguas 1	[***]	[***]
18	Depomed Equipment (Non-dedicated)	[***]	0218	Patheon Caguas 1	[***]	[***]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

19	Depomed Equipment (Non-dedicated)	[***]	0139	Patheon Caguas 1	[***]	[***]
20	Depomed Equipment (Non-dedicated)	[***]	0223	Patheon Caguas 1	[***]	[***]
21	Depomed Equipment (Non-dedicated)	[***]	0224	Patheon Caguas 1	[***]
22	Depomed Equipment (Non-dedicated)	[***]	0225	Patheon Caguas I	[***]	[***]
23	Depomed Equipment (Non-dedicated)	[***]	0226	Patheon Caguas 1	[***]
24	Depomed Equipment (Non-dedicated)	[***]	0141	Patheon Caguas 1	[***]	[***]
	Total Cost/Value				[***]	[***]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Schedule E

API, API CREDIT VALUE, AND MAXIMUM CREDIT VALUE

API

API	Supplier
• [***]
Gabapentin HCl
• [***]

API CREDIT VALUE

The API Credit Value for Product will be as follows:

Depomed’s actual average yearly cost for the API.

PRODUCT	API	API CREDIT VALUE
Gralise	Gabapentin HCl	[***]

MAXIMUM CREDIT VALUE

Patheon’s liability for API calculated in accordance with Section 8.2.2 of the Agreement for any Product in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
Gralise	[***] of the purchase price of Product delivered pursuant to Purchase Orders submitted during the last [***]

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Schedule F

QUARTERLY API INVENTORY REPORT

TO:                  DEPOMED, INC.

FROM:            PATHEON PUERTO RICO, INC.

RE:                   API monthly inventory report under Section 5.6.1

Reporting quarter:

API on hand
at beginning of month:	kg (A)

API on hand
at end of month:	kg (B)

Quantity Received during month:	kg (C)

Quantity Dispensed(1) during month:	kg
(A + C – B)

Quantity Converted during month:	kg
(total API in Product produced
and not rejected, recalled or returned)

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

PATHEON PUERTO RICO, INC.	DATE:

Per:
Name:
Title:

Excludes any (i) API this must be retained by Patheon as samples, (ii) API contained in Product that must be retained as samples, and (iii) API used any regulatory, stability, validation, or test batches manufactured during the Year.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Schedule G

REPORT OF ANNUAL API INVENTORY RECONCILIATION AND CALCULATION
OF ACTUAL ANNUAL YIELD

TO:                  DEPOMED, INC.

FROM:            PATHEON PUERTO RICO, INC.

RE:                   API annual inventory reconciliation report and calculation of Actual Annual Yield under Section 5.6

Reporting Year ending:

API on hand
at beginning of Year:	kg (A)

API on hand
at end of Year:	kg (B)

Quantity Received during Year:	kg (C)

Quantity Dispensed(2) during Year:	kg (D)
(A + C - B)

Quantity Converted during Year:	kg (E)
(total API in Product produced
and not rejected, recalled or returned)

API Credit Value:	$ / kg (F)

Target Yield:	[***] % (G)

Actual Annual Yield:	% (H)
((E / D) * 100)

Reimburse Amount (if any)	$
(G-H)*F*D

(2) Excludes any (i) API this must be retained by Patheon as samples, (ii) API contained in Product that must be retained as samples, and (iii) API used any regulatory, stability, validation, or test batches manufactured during the Year.

Confidential Information, indicated by [***] has been omitted from this filing and filed separately with the Securities and Exchange Commission.

Based on the foregoing reimbursement calculation Patheon will reimburse Depomed the amount of $                              .

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

DATE:

PATHEON PUERTO RICO, INC.

Per:
Name:
Title:

Schedule H

STABILITY TESTING SERVICES AND PRICING

Patheon and Depomed will agree in writing on any stability testing to be performed by Patheon on the Product.  Any agreement governing such testing will specify the protocols applicable to the stability testing and the fees payable by Depomed for this testing.